MERRILL LYNCH
GLOBAL
ALLOCATION
FUND, INC.






FUND LOGO







Semi-Annual Report

April 30, 1998





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Global Allocation
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

Summary of
Fund's Overall
Asset Mix
As of 4/30/98
                                                        Percent of Fund's Portfolio    Reference Portfolio
                                                          4/30/98        1/31/98           Percentages
North & South American Equities                             19.6%*         19.5%*              36.0%
European Equities                                           10.7           10.8                11.0
Pacific Basin Equities                                       7.2            7.4                13.0
Total Equities                                              37.5           37.7                60.0

US Dollar Denominated Fixed-Income Securities               39.6           38.8                24.0
 US Issuers                                                 27.3           27.0                 --
 Non-US Issuers                                             12.3           11.8                 --
Non-US Dollar Denominated Fixed-Income Securities            9.7            9.8                16.0
Total Fixed-Income Securities                               49.3++         48.6++              40.0

Cash & Cash Equivalents                                     13.2           13.7

 *Includes value of Stock Index Futures.
++Includes Preferred Stock.





Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Bryan N. Ison, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Dennis W. Stattman, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Global Allocation Fund, Inc., April 30, 1998


DEAR SHAREHOLDER

During the quarter ended April 30, 1998, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +6.68%, +6.43%, +6.50% and +6.69%, respectively. The Fund earned solid returns, but trailed somewhat behind the returns of the Reference Portfolio. The Fund substantially outperformed most fixed-income investments, but lagged the high returns of most equity markets. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Merrill Lynch Global Allocation Fund is conservatively positioned: overweighted in fixed-income securities and cash equivalents and underweighted in equities relative to the Fund's Reference Portfolio. During the April quarter, the Fund's overall investment stance was little changed, with the weightings of its asset mix components ending the quarter near their beginning levels. (Please refer to the "Summary of Fund's Overall Asset Mix" table on page 1 for a complete breakdown of the Fund's asset allocation.)

Most financial markets showed strong results for the April quarter, especially the equity markets in the United States and Europe. Bond markets moved modestly higher in Europe and Japan, but bond prices retreated slightly in the United States after their sharp rally in the January quarter. However, concerns over Asian economies re-emerged, and Asian equity markets were unable to maintain the rebound that they experienced beginning in mid-January, finishing lower for the quarter as a whole.


Equity Markets
Supported by continued mutual fund inflows, the US stock market extended the rebound that began in mid-January and moved steadily upward to attain a succession of new record-high prices through early April. There were many merger and acquisition announcements, and several of the transactions involved exceptionally big combinations. (Recently, the Fund has benefited from the merger activity through bids for several portfolio holdings, including Waste Management, Inc. and, subsequent to the quarter-end, Western Atlas, Inc., as well as Stone Container Corporation.)

Large-capitalization stocks again led the move upward. These gains occurred despite a small rise in interest rates, slowing profits growth and a virtually continuous slide in expectations for future corporate earnings. US stocks remained quite expensive by historical standards, and the Fund was underweighted compared to the Reference Portfolio. While we have been able to find attractive opportunities from time to time in individual companies, we were a net seller of US stocks during the quarter. We also wrote call options against some of the portfolio holdings in order to increase income and cushion potential losses. However, appreciation in the Fund's stocks was nearly large enough to offset sales, leaving the Fund's US stock weighting virtually unchanged for the quarter. As of April 30, 1998, US stocks represented 18.5% of the Fund's net assets.

The situation in European stocks was similar. European equity markets were exceptionally strong, supported by falling interest rates, recovering economies, corporate restructurings and increasing valuations. We were a net seller of European stocks, but again, appreciation of existing holdings approximately offset the effect of the sales, leaving the Fund's weighting virtually unchanged for the quarter at 10.7% of net assets. At April 30, 1998, the Fund was modestly underweighted in European equities relative to the Reference Portfolio, since their price appreciation has increased their portion of world stock market capitalization, and we did not increase the Fund's European equity exposure. The fundamentals supporting European equities remained generally positive, but we believe that valuation measures reflected this optimistic outlook.

The equity market situation in Asia was different. After the plunge in the second half of 1997, most Asian equity markets reached bottom in mid-January 1998 and rebounded sharply. However, unlike the United States and Europe, Asian markets were unable to extend these gains. Taken together, these markets reached a short-term peak in February, drifted and sold off to end the quarter with losses, but still were above the lows set in January. The most conspicuous problems became visible in Indonesia, where economic grief spilled into political turmoil and violence in the streets. In South Korea, a combination of economic recession and financial leverage precipitated a wave of corporate liquidity problems. Many Asian stocks are inexpensive compared to those in other major markets; however, the larger and better-situated companies are typically not inexpensive in absolute terms. Also, the fundamentals in many of these countries are still poor, notably with respect to corporate financial leverage, financial system durability and intermediate-term economic growth. Following some purchases of Asian securities in the January quarter, we made modest sales of Asian stocks during the period of market strength early in the quarter, primarily in Japan. These sales, plus the underperformance of Asia in the world's markets, led to a slight reduction in the Fund's Pacific Basin weighting to 7.2% of net assets.

The Fund's Asian equity exposure is primarily in Japan, where the Fund has a weighting of 4.4%, about equal to the weighting in the Reference Portfolio. Despite its current economic problems, Japan remains the world's second-largest economy and its largest source of savings. Japanese equities sell at the lowest levels in decades on a number of measures of financial valuation, and are inexpensively valued compared to equities in other large economies. At current prices, investors have the opportunity to own Japanese stocks at their lowest prices in many years relative to other major equity markets as they await an improvement in the financial outlook and a turnaround in investor confidence. Of note, during the quarter, the total value of the Japanese equity market--once the largest of any country--fell to third place in the world, behind the United States and Britain, and now is approximately one-fifth the size of the US stock market. The Fund's weighting in Pacific Basin equities outside Japan and Australia was approximately 1.2% at April 30, 1998.


Bond Markets
During the quarter ended April 30, 1998, bond prices in the United States fell modestly, reversing some of their strength from the previous quarter, but income from these issues led to positive total returns for short and intermediate maturities. The soft tone in the US bond market reflected the surprising durability of US economic growth. There was also growing concern that rather than cutting interest rates in response to Asia-related weakness, the Federal Reserve Board might lean toward increasing rates in response to strength in economic growth, employment, housing, asset prices and money supply growth. Mitigating this worry was the ongoing lack of consumer price inflation. In addition, commodity prices remained weak, notably including crude oil which declined to set multi-year lows after quarter-end. The Fund was overweighted in US fixed-income securities because they offered a better risk/return tradeoff than equities, in our opinion. The US fixed-income position included a substantial portion of dollar-denominated convertible bonds of both non-US and US issuers, representing 11.3% of the Fund's net assets.

European fixed-income markets generally moved higher over the April quarter. As the scheduled 1999 advent of the single European currency approaches, the bond yields of the initial member countries have tended to converge, benefiting investors in the previously higher-yielding countries. As yields fell to less attractive levels, we continued to take profits and reduced the Fund's European fixed-income securities from 8.7% of net assets to 7.9%.

Japanese bond prices increased further during the April quarter, bringing yields down to about 1.5% on the benchmark ten-year Japanese government bonds. The exceedingly low interest rates reflect poor returns available to investors in the Japanese economy, high savings rates, deflation, a weakening economy, easy monetary policy, pessimism on the part of investors and lenders, and institutional preferences for "safe" investments. However, we do not share the view that these yields are attractive. Moreover, in the future, investors may look back on this as an unusually poor level for establishing long-term Japanese fixed-income investments, in our opinion. The Fund's Japanese fixed-income securities are primarily convertible bonds.




Merrill Lynch Global Allocation Fund, Inc., April 30, 1998




Elsewhere in Asia (including positions in South Korea, Malaysia, Singapore, Indonesia and the Philippines), the Fund held investments in dollar-denominated convertible securities as well as some dollar-denominated non-convertible bonds that generally offered yields well above those of US Treasury securities of similar maturity. We hedged part of the Fund's exposure to the Japanese yen and other foreign currencies, and we remain overweighted in the dollar relative to the Reference Portfolio. The weighting in the dollar, including both dollar-denominated assets and the portion of non-dollar assets that is hedged back into dollars, was little changed at 78% of the Fund. The Fund's cash and cash equivalent position was slightly lower at 13.2% of net assets at April 30, 1998.


In Conclusion
We thank you for your investment in Merrill Lynch Global Allocation Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Bryan N. Ison)
Bryan N. Ison
Senior Vice President and
Portfolio Manager



June 11, 1998




Merrill Lynch Global Allocation Fund, Inc., April 30, 1998




PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results
                                                          12 Month         3 Month     Since Inception
                                                        Total Return     Total Return    Total Return
ML Global Allocation Fund, Inc.--Class A Shares*           +17.75%          + 6.68%        +247.48%
ML Global Allocation Fund, Inc.--Class B Shares*           +16.61           + 6.43         +216.30
ML Global Allocation Fund, Inc.--Class C Shares*           +16.65           + 6.50         + 63.55
ML Global Allocation Fund, Inc.--Class D Shares*           +17.56           + 6.69         + 68.19
US Stocks: Standard &Poor's 500 Index**++                  +41.07           +13.84     +395.41/+157.86
Non-US Stocks: Financial Times/Standard & Poor's--
Actuaries World Index (Ex-US)***++                         +17.11           +10.40      +62.60/+31.25
US Bonds: ML Government Index GA05****++                   + 9.55           + 0.14      +104.97/+31.63
Non-US Bonds:Salomon Brothers World Government
Bond Index (Ex-US)*****+++                                 + 6.44           + 1.93      +109.89/+19.42

    *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are:Class A Shares and Class B Shares, 2/03/89; and Class C Shares and Class D Shares, 10/21/94.
   **An unmanaged broad-based index comprised of common stocks.
  ***An unmanaged capitalization-weighted index comprised of over
     1,800 companies in 24 countries, excluding the United States. ****An unmanaged index designed to track the total return of the current coupon five-year US Treasury bond.
*****An unmanaged market capitalization-weighted index tracking 10 government bond indexes, excluding the United States.
   ++Since inception total returns are: from 2/03/89 to 4/30/98 and
     10/21/94 to 4/30/98, respectively.
  +++Since inception total returns are: from 1/31/89 to 4/30/98 and 10/21/94 to 4/30/98, respectively.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +18.86%        +12.62%
Five Years Ended 3/31/98                  +13.90         +12.68
Inception (2/3/89) through 3/31/98        +14.57         +13.90

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                        +17.65%        +13.65%
Five Years Ended 3/31/98                  +12.75         +12.75
Inception (2/3/89) through 3/31/98        +13.41         +13.41

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +17.70%        +16.70%
Inception (10/21/94) through 3/31/98      +15.37         +15.37

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +18.60%        +12.38%
Inception (10/21/94) through 3/31/98      +16.29         +14.48

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



Portfolio
Abbreviations


To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

BRE            Brazilian Cruzeiro
CAD            Canadian Dollar
CHF            Swiss Franc
DEM            German Deutschemark
ECU            European Currency Unit
ESP            Spanish Peseta
FRF            French Franc
GBP            Great Britain Pound
JPY            Japanese Yen
NLG            Netherlands Guilder
NOK            Norwegian Krone
NZD            New Zealand Dollar
PHP            Philippine Peso
SEK            Swedish Kroner
USD            United States Dollar
ZAL            South African Rand


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                   Shares                                                                Value     Percent of
COUNTRY    Industries               Held                Common Stocks                      Cost        (Note 1a)   Net Assets
Argentina  Banking                 467,900    Banco Frances del Rio de la Plata
                                              S.A. (ADR)* (USD)                     $    11,254,989  $    13,598,344    0.1%
                                 2,133,900  ++Banco Rio de La Plata S.A. (ADR)*
                                              (USD)                                      22,946,904       29,341,125    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         34,201,893       42,939,469    0.3

           Oil--Related            480,000    Yacimientos Petroliferos Fiscales
                                              S.A. (ADR)* (USD)                          10,296,490       16,740,000    0.1

                                              Total Common Stocks in Argentina           44,498,383       59,679,469    0.4


Australia  Beverages             1,999,379    Foster's Brewing Group Limited              3,509,519        4,350,669    0.0

           Building                718,547    Pioneer International Limited               1,814,681        2,050,424    0.0
           Materials

           Foods                 5,566,000    Goodman Fielder Wattie Ltd.                 5,875,419        8,630,473    0.1
           Insurance             1,903,135    GIO Australia Holdings, Ltd.                3,728,816        5,455,527    0.0

           Metals &              8,102,904    M.I.M. Holdings Ltd.                        6,735,707        5,067,880    0.0
           Mining                5,000,000    Normandy Mining Limited                     4,368,274        5,570,325    0.1
                                16,990,927    Pasminco Limited                           18,601,927       17,932,734    0.1
                                 8,700,000    WMC Limited                                29,191,616       30,947,553    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         58,897,524       59,518,492    0.4

           Multi-Industry        1,661,317    Lend Lease Corporation Limited             27,855,090       38,098,651    0.3
                                 2,300,000    Pacific Dunlop, Ltd.                        5,753,464        4,255,598    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         33,608,554       42,354,249    0.4

           Resources             8,965,582    Broken Hill Proprietary Co., Ltd.          98,474,864       87,616,150    0.6

           Tobacco                 103,620    Rothmans Holdings, Ltd.                       390,312          691,961    0.0
                                 1,122,300    WD & HO Wills Holdings, Ltd.                1,256,693        1,827,946    0.0
                                                                                    ---------------  ---------------  ------
                                                                                          1,647,005        2,519,907    0.0

                                              Total Common Stocks in Australia          207,556,382      212,495,891    1.5


Canada     Beverages             1,900,000    Cott Corp. (USD)                           15,484,918       11,103,125    0.0

           Metals--              1,427,400    Inco Ltd. (USD)                            29,691,234       25,068,713    0.2
           Non-Ferrous

           Multi-Industry          280,000  ++Semi-Tech Corporation (Class A)             4,108,297           97,888    0.0

           Paper                 3,250,000  ++Repap Enterprises Inc. (USD)               12,879,320          763,750    0.0

           Telecommuni-          1,165,200  ++Rogers Cantel Mobile Communications
           cations                            Inc. (Class B)(s)                          22,391,633       12,465,082    0.1
                                 1,260,900  ++Rogers Cantel Mobile Communications
                                              Inc. (Class B)(USD)(s)                     20,941,379       13,554,675    0.1
                                 4,543,700  ++Rogers Communications Inc. (Class B)       39,359,870       28,275,017    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         82,692,882       54,294,774    0.4

                                              Total Common Stocks in Canada             144,856,651       91,328,250    0.6


Finland    Metals                  645,093    Outokumpu OY                                9,461,428        9,063,290    0.1

           Paper &                 964,985    Enso OY                                     8,072,452       10,278,995    0.1
           Forest Products       2,909,250    Metsa Serla OY 'B'                         23,657,400       30,187,810    0.2
                                   639,478    UPM-Kymmene OY                             12,090,735       19,201,956    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         43,820,587       59,668,761    0.4

                                              Total Common Stocks in Finland             53,282,015       68,732,051    0.5


France     Automobiles             123,745    Peugeot S.A.                               14,457,328       21,485,436    0.2

           Banking                 119,155    Banque Nationale de Paris S.A.              5,267,865       10,046,996    0.1
                                   173,900    Compagnie Financiere de Paribas S.A.        9,343,179       18,509,538    0.1
                                   233,386    Societe Generale de France S.A.            24,013,475       48,595,399    0.3
                                    58,000    Societe Generale de France S.A.
                                              (New Shares)                                7,499,838       11,960,951    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         46,124,357       89,112,884    0.6

           Electronics              75,299  ++SGS-Thomson Microelectronics N.V.           3,487,840        6,436,775    0.0

           Energy &                233,754    Elf Aquitaine (Elf) S.A.                   25,214,635       30,672,705    0.2
           Petroleum

           Engineering &           212,968    Bouygues S.A.                              20,353,497       33,612,172    0.2
           Construction

           Hotel/Leisure            39,290    Accor S.A.                                  5,495,688       10,709,692    0.1

           Industrial               42,028    Alcatel Alsthom Cie Generale
                                              d'Electricite S.A.                          4,765,168        7,793,447    0.1

           Insurance               157,284    AXA--UAP S.A.                              10,044,372       18,467,379    0.1

           Metals/Steel          1,477,394    Usinor-Sacilor S.A.                        22,060,574       22,113,366    0.2

           Multi-Industry           85,162    EuraFrance S.A.                            30,279,790       47,871,669    0.3

                                              Total Common Stocks in France             182,283,249      288,275,525    2.0


Germany    Automotive               52,726    Volkswagen AG                              28,614,929       41,998,581    0.3

           Banking                  55,680    Bayerische Vereinsbank AG                   1,339,965        4,236,522    0.0

           Capital Goods           369,636  ++Kloeckner-Werke AG                         17,229,762       26,208,305    0.2

           Chemicals               351,035    BASF AG                                    13,431,500       15,634,168    0.1
                                   776,934    Bayer AG                                   29,992,002       34,559,272    0.2
                                   101,451    Henkel KGaA                                 4,390,556        7,097,046    0.1
                                   742,125    Hoechst AG                                 27,123,815       29,945,612    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         74,937,873       87,236,098    0.6

           Engineering &            32,565  ++Philipp Holzmann AG                        12,268,030        9,638,804    0.1
           Construction

           Metals/Steel            172,193    Thyssen AG                                 37,040,112       39,372,112    0.3

           Retail                   29,472    Karstadt AG                                10,289,552       13,306,756    0.1

                                              Total Common Stocks in Germany            181,720,223      221,997,178    1.6


Hong       Banking                 900,737    HSBC Holdings PLC                          14,386,653       25,697,801    0.2
Kong                               899,577    HSBC Holdings PLC (GBP)                    27,212,308       28,361,860    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         41,598,961       54,059,661    0.4

           Multi-Industry        6,554,500    Hutchison Whampoa Ltd.                     42,966,372       40,530,389    0.3

                                              Total Common Stocks in Hong Kong           84,565,333       94,590,050    0.7




Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                   Shares                                                                Value     Percent of
COUNTRY    Industries               Held                Common Stocks                      Cost        (Note 1a)   Net Assets
Indonesia  Paper & Pulp          4,671,800  ++Asia Pacific Resources
                                              International Holdings Ltd.
                                              (NY Registered Shares)(USD)           $    25,834,218  $    12,555,462    0.1%
                                   553,765    Asia Pulp & Paper Company Ltd.
                                              (ADR)* (USD)                                6,368,298        8,064,203    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         32,202,516       20,619,665    0.1

           Tobacco              19,327,000    P.T. Hanjaya Mandala Sampoerna
                                              (Foreign)                                  28,087,780       12,583,623    0.1

                                              Total Common Stocks in Indonesia           60,290,296       33,203,288    0.2


Ireland    Building &              631,423    CRH PLC (GBP)                               6,857,511        9,002,580    0.1
           Construction

                                              Total Common Stocks in Ireland              6,857,511        9,002,580    0.1


Italy      Banking               1,010,440    Istituto Bancario San Paolo di
                                              Torino S.p.A.                               6,405,831       14,608,084    0.1
                                   408,400    Istituto Mobiliare Italiano
                                              S.p.A. (Ordinary)                           3,025,905        6,688,465    0.0
                                                                                    ---------------  ---------------  ------
                                                                                          9,431,736       21,296,549    0.1

           Multi-Industry       41,311,990    MontEdison S.p.A.                          31,345,924       52,143,045    0.4

           Telecommuni-          2,251,300    Telecom Italia Mobile S.p.A.--RISP          2,379,178        8,174,987    0.1
           cations               7,381,922    Telecom Italia S.p.A.--RISP                15,281,943       38,936,694    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         17,661,121       47,111,681    0.4

                                              Total Common Stocks in Italy               58,438,781      120,551,275    0.9


Japan      Automobiles &         3,282,000    Suzuki Motor Corp.                         30,510,247       28,286,247    0.2
           Equipment

           Beverages             1,570,000    Chukyo Coca-Cola Bottling
                                              Co., Ltd.                                  16,445,371       12,722,660    0.1
                                   663,000    Hokkaido Coca-Cola Bottling
                                              Co., Ltd.                                   8,836,164        6,738,458    0.0
                                   790,000    Kinki Coca-Cola Bottling
                                              Co., Ltd.                                  11,999,955        9,333,535    0.1
                                 1,243,000    Mikuni Coca-Cola Bottling
                                              Co., Ltd.                                  17,391,669       20,239,700    0.1
                                 1,426,400    Sanyo Coca-Cola Bottling
                                              Co., Ltd.                                  17,532,122       14,821,424    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         72,205,281       63,855,777    0.4

           Capital Goods         2,736,000    Fuji Heavy Industries, Ltd.                11,273,188       12,287,549    0.1
                                12,900,000    Kawasaki Heavy Industries, Ltd.            35,297,925       26,964,556    0.2
                                 7,875,000    Mitsubishi Heavy Industries, Inc.          44,268,610       29,224,099    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         90,839,723       68,476,204    0.5

           Chemicals                34,000    Shin-Etsu Chemical Co., Ltd.                  657,132          664,344    0.0

           Consumer Products        50,000    Amway Japan Limited (Premium
                                              Exchangeable Participating Shares)(USD)       721,750          453,125    0.0

           Electrical            1,124,000    Chudenko Corp.                             30,032,358       26,048,470    0.2
           Construction          1,386,000    Kinden Corporation                         21,348,708       18,222,478    0.1
                                    34,000    Taihei Dengyo Kaisha, Ltd.                    637,020          141,624    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         52,018,086       44,412,572    0.3

           Electrical              788,000    Murata Manufacturing Co., Ltd.             25,168,052       23,155,407    0.2
           Equipment

           Electronics           1,299,000    Hitachi Ltd.                                9,381,584        9,336,194    0.1

           Financial             9,387,000    Daiwa Securities Co., Ltd.                 46,956,803       35,546,047    0.2
           Services                928,000    Kokusai Securities Co., Ltd.                6,296,169        8,026,174    0.1
                                   879,000    Nomura Securities Co., Ltd.                11,893,928       10,751,174    0.1
                                 1,720,000  ++Wako Securities Co., Ltd.                   4,377,152        2,735,535    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         69,524,052       57,058,930    0.4

           Industrial               28,000    Miura Kogyo Co., Ltd.                         466,635          267,192    0.0
                                    17,400    Nitto Kohki Co., Ltd.                         488,740          201,621    0.0
                                                                                    ---------------  ---------------  ------
                                                                                            955,375          468,813    0.0

           Insurance               743,000    Chiyoda Fire & Marine Insurance
                                              Co., Ltd.                                   2,796,009        2,909,202    0.0
                                 2,897,000    Dai-Tokyo Fire & Marine Insurance
                                              Co., Ltd.                                  17,990,037       10,641,056    0.1
                                   125,000    Dowa Fire & Marine Insurance Co.,
                                              Ltd.                                          441,340          402,340    0.0
                                 3,743,000    Fuji Fire & Marine Insurance Co.,
                                              Ltd.                                       13,980,452        8,929,453    0.1
                                 4,865,000    Koa Fire & Marine Insurance Co.,
                                              Ltd.                                       24,748,402       20,817,366    0.2
                                   765,000    Mitsui Marine & Fire Insurance
                                              Co., Ltd.                                   5,730,161        3,933,922    0.0
                                 3,508,000    Nichido Fire & Marine Insurance
                                              Co., Ltd.                                  20,622,267       18,836,504    0.1
                                 4,816,000    Nippon Fire & Marine Insurance
                                              Co., Ltd.                                  20,479,413       19,513,481    0.1
                                   999,000    Nisshin Fire & Marine Insurance
                                              Co., Ltd.                                   2,688,731        2,912,867    0.0
                                 7,315,000    Sumitomo Marine & Fire Insurance
                                              Co., Ltd.                                  46,067,731       43,710,504    0.3
                                 2,713,000    Tokio Marine & Fire Insurance
                                              Co., Ltd.                                  28,580,732       29,587,398    0.2
                                 5,000,000    Yasuda Fire & Marine Insurance
                                              Co., Ltd.                                  25,976,040       22,720,388    0.2
                                                                                    ---------------  ---------------  ------
                                                                                        210,101,315      184,914,481    1.3

           Office Equipment      1,612,000    Canon, Inc.                                23,455,745       38,212,360    0.3

           Packaging &           1,103,000    Toyo Seikan Kaisha, Ltd.                   25,118,395       14,242,767    0.1
           Containers

           Pharmaceuticals       1,261,000    Sankyo Pharmaceuticals Co., Ltd.           28,124,373       31,324,447    0.2
                                   384,000    Taisho Pharmaceuticals Co.                  7,984,458        8,142,987    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         36,108,831       39,467,434    0.3

           Restaurants             647,000    Mos Food Services, Inc.                    12,121,005        8,256,551    0.1
                                   618,000    Ohsho Food Service Corp.                   10,180,663        5,944,108    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         22,301,668       14,200,659    0.1

           Retail Stores           460,000    Ito Yokado Co., Ltd.                       21,319,319       23,863,981    0.2
                                   100,000    Sangetsu Co., Ltd.                          3,160,832        1,279,915    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         24,480,151       25,143,896    0.2

                                              Total Common Stocks in Japan              693,547,387      612,349,210    4.4


Mexico     Finance                   6,054    Grupo Financiero Inbursa, S.A.
                                              de C.V. (ADR)* (USD)                          121,464           89,962    0.0

           Foods                   700,000    Grupo Industrial Maseca, S.A.
                                              de C.V. (ADR)* (USD)                        7,969,925        7,700,000    0.1

           Multi-Industry          433,800    Grupo Carso, S.A. de C.V. (ADR)*
                                              (USD)                                       3,832,850        5,296,698    0.0

           Telecommunications      433,800    Global Telecommunications
                                              Solutions, Inc. (ADR)* (USD)                2,060,550        3,158,064    0.0

                                              Total Common Stocks in Mexico              13,984,789       16,244,724    0.1


Nether-    Chemicals               143,576    Akzo N.V.                                  17,876,528       29,212,741    0.2
lands                              288,070    European Vinyls Corp.
                                              International N.V.                         11,384,340        5,633,052    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         29,260,868       34,845,793    0.2

           Electronics             442,765    Philips Electronics N.V.                   22,551,548       39,015,926    0.3
           Distribution

           Forest Products       1,824,457    Koninklijke KNP N.V.                       40,980,634       50,127,408    0.4

           Insurance               958,493    Internationale Nederlanden
                                              Groep N.V.                                 15,908,091       62,302,045    0.4

           Miscellaneous--          10,000    Koninklijke Ten Cate N.V.                     501,699          424,257    0.0
           Manufacturing




Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                   Shares                                                                Value     Percent of
COUNTRY    Industries               Held                Common Stocks                      Cost        (Note 1a)   Net Assets
Nether-    Steel                   161,800  ++Ispat International N.V.              $     4,382,262  $     4,613,703    0.0%
lands                              332,509  ++Ispat International N.V. (NY
(concluded)                                   Registered Shares) (USD)                    7,856,989        9,310,252    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         12,239,251       13,923,955    0.1

           Telecommunications      548,341    Royal PTT Nederland N.V.                   19,445,388       28,340,000    0.2

           Transportation          111,846    Koninklijke Pakhoed N.V.                    4,339,539        4,097,329    0.0

                                              Total Common Stocks in the
                                              Netherlands                               145,227,018      233,076,713    1.6


New        Natural Gas           1,477,104    Natural Gas Corporation
Zealand    Suppliers                          Holdings Limited                            1,043,960        1,640,176    0.0

                                              Total Common Stocks in New Zealand          1,043,960        1,640,176    0.0


Norway     Banking               4,785,400    Christiania Bank Og Kreditkasse            10,697,335       22,012,019    0.1
                                 2,434,000    Den Norske Bank ASA                         7,189,721       12,795,408    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         17,887,056       34,807,427    0.2

           Oil & Gas               781,330    Saga Petroleum ASA                         11,845,630       13,935,856    0.1
           Producers

                                              Total Common Stocks in Norway              29,732,686       48,743,283    0.3


Philip-    Multi-Industry        5,279,600    Ayala Corporation                           1,948,253        2,339,898    0.0
pines
                                              Total Common Stocks in the
                                              Philippines                                 1,948,253        2,339,898    0.0


Portugal   Banking                 181,026    Banco Comercial Portugues, S.A.
                                              (BCP)                                       2,925,343        6,348,215    0.0
                                   715,346    Banco Comercial Portugues, S.A.
                                              (BCP)(Registered)                          10,409,509       24,852,341    0.2

                                              Total Common Stocks in Portugal            13,334,852       31,200,556    0.2


Russia     Telecommuni-          1,611,800  ++PLD Telekom Inc. (s)(USD)                  10,028,238       13,095,875    0.1
           cations                  74,500    PLD Telekom Inc. (Warrants)(a)
                                              (s)(USD)                                      111,751          216,050    0.0
                                    18,700    PLD Telekom Inc. (Warrants)
                                              (a)(s)(USD)                                    30,855           57,035    0.0

                                              Total Common Stocks in Russia              10,170,844       13,368,960    0.1


South      Steel                   524,760    Pohang Iron & Steel Co., Ltd.              22,205,189       28,252,528    0.2
Korea
           Telecommuni-              2,893    SK Telecom Co., Ltd.                        1,016,559        1,647,385    0.0
           cations               1,006,587    SK Telecom Co., Ltd. (ADR)* (USD)           5,226,630        7,486,491    0.1
                                                                                    ---------------  ---------------  ------
                                                                                          6,243,189        9,133,876    0.1

           Utilities--             200,000    Korea Electric Power Corporation            2,429,353        2,726,592    0.0
           Electric

                                              Total Common Stocks in South Korea         30,877,731       40,112,996    0.3


Spain      Insurance                66,778    Mapfre S.A.                                 1,272,758        2,620,464    0.0

           Utilities--             564,132    Endesa S.A.                                 9,589,741       13,697,017    0.1
           Electric

                                              Total Common Stocks in Spain               10,862,499       16,317,481    0.1


Sweden     Appliances              275,459    Electrolux AB 'B' Free                     14,120,645       25,636,348    0.2

           Automotive &             43,916    Scania AB (Warrants)(a)                        60,444           34,344    0.0
           Equipment

           Industrial              119,420    SKF AB 'A'                                  2,217,257        2,315,448    0.0

           Insurance               310,815    Skandia Forsakring AB Free                  8,514,650       21,654,962    0.1

           Metals/Steel          1,227,828    Avesta Sheffield AB                        10,687,487        7,840,273    0.1

           Multi-Industry          192,784    Svedala Industri AB Free                    2,531,671        4,597,630    0.0

           Paper & Forest          411,853    Mo och Domsjo AB (Class B)                 10,072,522       12,776,743    0.1
           Products                885,017    Stora Kopparbergs Bergslags AB              9,945,034       15,157,731    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         20,017,556       27,934,474    0.2

                                              Total Common Stocks in Sweden              58,149,710       90,013,479    0.6


Switzer-   Electronic               69,850    Societe Suisse pour la Micro-
land       Components                         electronique et l'Horlogerie AG
                                              (Registered)                                9,809,595       10,480,994    0.1

           Multi-Industry          113,649    Oerlikon-Buehrle Holding Ltd.              11,749,979       19,402,564    0.1

           Pharmaceuticals           4,858    Novartis AG (Registered)                    7,678,791        8,034,572    0.1

                                              Total Common Stocks in Switzerland         29,238,365       37,918,130    0.3


Thailand   Holding Company       1,373,300    BEC World Public Co., Ltd. (Foreign)        8,876,272        7,291,858    0.0

                                              Total Common Stocks in Thailand             8,876,272        7,291,858    0.0


United     Banking               1,216,181    National Westminster Bank PLC              15,779,585       24,322,983    0.2
Kingdom
           Chemicals             1,470,000    Inspec Group PLC                            4,431,923        7,196,303    0.1

           Computers               157,411    Misys PLC                                   2,160,725        7,561,316    0.1

           Energy & Related        724,323    Energy Group PLC                            7,684,595       10,147,518    0.1
                                     6,250    Energy Group PLC (ADR)* (USD)                 226,417          351,953    0.0
                                                                                    ---------------  ---------------  ------
                                                                                          7,911,012       10,499,471    0.1

           Environmental         1,240,000  ++Waste Management International PLC
                                              (ADR)* (USD)                               11,399,133        9,997,500    0.1

           Food & Beverage       1,756,839    Allied Domecq PLC                          12,616,881       18,052,259    0.1
                                   672,142    Bass PLC                                    9,822,359       12,746,219    0.1
                                   631,110    Matthew Clark PLC                           6,157,510        2,087,828    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         28,596,750       32,886,306    0.2

           Holding Company      10,579,223    BTR PLC                                    35,874,337       35,130,585    0.3

           Manufacturing--       4,731,768    LucasVarity PLC                            15,226,665       21,128,352    0.2
           Automotive
           Supplies

           Metals & Mining         858,223    Rio Tinto PLC                              12,434,329       12,310,195    0.1

           Multi-Industry            6,250    Hanson PLC (ADR)* (USD)                       353,583          185,156    0.0

           Pharmaceuticals         716,673    SmithKline Beecham PLC                      8,050,842        8,537,585    0.1

           Retail/Food             967,650    J. Sainsbury PLC                            6,001,425        7,574,472    0.1
                                 1,610,493    Safeway PLC                                 9,038,358        9,592,744    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         15,039,783       17,167,216    0.2

           Retail Stores           301,675  ++Signet Group PLC (ADR)* (USD)                 461,861        6,391,739    0.0

           Steel                 3,766,219    British Steel PLC                           8,745,693       10,005,232    0.1

           Telecommuni-          1,598,955    Cable & Wireless PLC                       10,985,936       18,300,008    0.1
           cations                 917,333  ++Ionica Group PLC                            4,556,654        1,348,758    0.0
                                 2,290,000  ++Ionica PLC (r)                             10,286,966        3,290,474    0.0
                                 1,526,667    Ionica PLC (Warrants)(a)(r)                        --           25,508    0.0
                                 2,971,509    Unilever PLC                               14,979,521       31,625,758    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         40,809,077       54,590,506    0.3



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                   Shares                                                                Value     Percent of
COUNTRY    Industries               Held                Common Stocks                      Cost        (Note 1a)   Net Assets
United     Tobacco               2,787,884    B.A.T. Industries PLC                 $    23,744,589  $    26,271,101    0.2%
Kingdom                             12,500    Imperial Tobacco Group PLC
(concluded)                                   (ADR)* (USD)                                  238,391          180,785    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         23,982,980       26,451,886    0.2

                                              Total Common Stocks in the
                                              United Kingdom                            231,258,278      284,362,331    2.3


United     Aerospace &               9,565    Raytheon Company (Class A)                    307,416          527,868    0.0
States     Defense

           Apparel                 700,000  ++Fruit of the Loom, Inc. (Class A)          18,572,062       26,162,500    0.2
                                   100,000    Liz Claiborne, Inc.                         2,016,276        4,918,750    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         20,588,338       31,081,250    0.2

           Automobiles             150,000    General Motors Corp.                        5,384,509       10,106,250    0.1

           Automotive              400,000  ++Collins & Aikman Group Inc.                 2,792,538        3,275,000    0.0

           Banking                 259,000    Banknorth Group, Inc.                       1,865,422        9,324,000    0.1
                                   756,300    First Commerce Corp.                       18,939,035       61,543,913    0.4
                                   950,000  ++Golden State Bancorp Inc.                  13,232,157       37,050,000    0.3
                                   770,194    Golden State Bancorp Inc.
                                              (Warrants)(a)                                      --       20,939,649    0.2
                                 1,400,000    KeyCorp                                    20,571,401       55,562,500    0.4
                                   865,800    Mellon Bank Corp.                          17,209,199       62,337,600    0.4
                                   199,425    Oriental Financial Group                    3,509,880        8,301,066    0.1
                                   760,000    Republic New York Corp.                    33,998,213      101,650,000    0.7
                                                                                    ---------------  ---------------  ------
                                                                                        109,325,307      356,708,728    2.6

           Broadcasting/            49,450    People's Choice TV Corp.
           Cable                              (Warrants)(a)                                 226,458              495    0.0

           Building                500,000    Chicago Bridge & Iron Company
           Products                           N.V. (NY Registered Shares)(USD)            8,322,525        8,125,000    0.1
                                   567,892    Flowserve Corporation                      14,089,137       16,965,773    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         22,411,662       25,090,773    0.2

           Business Data            93,900  ++Imation Corp.                               1,552,054        1,772,362    0.0
           Processing

           Business              1,300,000  ++Information Resources, Inc.                15,395,567       24,212,500    0.2
           Data Systems

           Chemicals               300,000    Geon Company (The)                          5,955,557        7,162,500    0.1

           Communication           532,000  ++ADC Telecommunications, Inc.                9,154,259       15,893,500    0.1
           Equipment

           Computer Services       200,000    Electronic Data Systems Corp.               8,356,515        8,600,000    0.1

           Computer Software       337,500  ++Boole & Babbage, Inc.                       1,329,492        8,078,906    0.1
                                 2,400,000  ++Borland International Corp. (s)            33,535,053       23,850,000    0.2
                                 1,300,000    Oracle Corporation                         26,933,360       33,637,500    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         61,797,905       65,566,406    0.5

           Computers &           1,100,000  ++Iomega Corporation                          8,231,930        8,662,500    0.1
           Technology            1,092,300  ++Komag, Inc.                                18,786,335       16,862,381    0.1
                                 1,125,300  ++Silicon Graphics, Inc.                     16,988,580       14,699,231    0.1
                                   500,000  ++Stratus Computer, Inc.                      9,130,512       21,781,250    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         53,137,357       62,005,362    0.5

           Construction            200,000  ++Hovnanian Enterprises, Inc.
           & Housing                          (Class A)                                   1,750,602        2,125,000    0.0

           Construction            500,000    TJ International, Inc.                      8,846,801       15,312,500    0.1
           Products

           Consumer--               90,770  ++Ascent Entertainment Group, Inc.              631,090        1,043,855    0.0
           Miscellaneous

           Containers            1,008,000  ++Stone Container Corporation                12,596,036       16,506,000    0.1

           Electronics             500,000  ++3Com Corporation                           14,968,750       17,125,000    0.1
                                 2,300,000  ++Cabletron Systems, Inc.                    34,233,860       30,475,000    0.2
                                 1,632,800  ++Checkpoint Systems, Inc.                   18,248,762       30,512,950    0.2
                                 1,250,000  ++MEMC Electronic Materials, Inc.            24,090,092       17,578,125    0.1
                                   120,000    Millipore Corporation                       4,128,026        4,140,000    0.0
                                   450,000    Motorola, Inc.                             24,791,250       25,031,250    0.2
                                 1,000,000  ++Silicon Valley Group, Inc.                 18,066,194       19,000,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                        138,526,934      143,862,325    0.9

           Energy &                992,400    Arch Coal, Inc.                            26,683,943       25,430,250    0.2
           Petroleum                46,400    Mitchell Energy Development
                                              Corp. (Class A)                               675,717        1,160,000    0.0
                                   174,350    Mitchell Energy Development Corp.
                                              (Class B)                                   2,755,451        4,402,338    0.0
                                    50,000    Murphy Oil Corp.                            1,688,446        2,571,875    0.0
                                 1,500,000    Occidental Petroleum Corp.                 28,058,743       44,156,250    0.3
                                   235,828  ++Plains Resources, Inc.                      1,381,815        4,952,388    0.0
                                 1,402,978  ++Santa Fe Energy Resources, Inc.             7,579,573       14,468,211    0.1
                                 2,000,000  ++TransTexas Gas Corp.                       30,359,821       23,625,000    0.2
                                   200,000    USX-Marathon Group                          3,413,440        7,162,500    0.1
                                                                                    ---------------  ---------------  ------
                                                                                        102,596,949      127,928,812    0.9

           Fertilizers             164,700    IMC Global Inc.                             5,248,656        5,929,200    0.0

           Financial               163,600    American Capital Strategies, Ltd.           2,454,000        3,619,650    0.0
           Services              1,972,900  ++Anthracite Capital, Inc.                   29,662,250       27,620,600    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         32,116,250       31,240,250    0.2

           Forest Products         394,200    Deltic Timber Corporation                  11,221,223       11,259,337    0.1

           Gaming                1,235,000  ++Scientific Games Holdings
                                              Corp. (c)(s)                               27,568,304       27,478,750    0.2

           Healthcare              360,000  ++Advocat, Inc. (s)                           3,422,500        3,375,000    0.0
           Services                450,000    Baxter International, Inc.                  9,088,023       24,946,875    0.2
                                 1,300,000  ++Beverly Enterprises, Inc.                  10,532,619       20,475,000    0.1
                                   700,000  ++Humana, Inc.                               13,206,455       18,900,000    0.1
                                 2,200,000  ++Oxford Health Plans, Inc.                  46,828,521       37,537,500    0.3
                                   728,160  ++PharMerica, Inc.                            5,343,052       10,103,220    0.1
                                 1,225,740    US Surgical Corp.                          27,641,430       38,610,810    0.3
                                                                                    ---------------  ---------------  ------
                                                                                        116,062,600      153,948,405    1.1

           Holding Company           5,000    American Banknote Corp. (Warrants)(a)          49,261           50,000    0.0

           Industrial              100,000  ++American Standard, Inc.                     2,986,000        4,868,750    0.0
                                    15,000    Bar Technologies Ltd. (Warrants)(a)           838,256          825,000    0.0
                                   179,802    Cooper Industries, Inc.                     6,534,892       12,024,259    0.1
                                 2,830,246  ++Crown Packaging Holdings Ltd. (q)           1,433,657           28,302    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         11,792,805       17,746,311    0.1

           Insurance               100,000    Aetna Inc.                                  9,042,500        8,081,250    0.1
                                   410,000    American General Corp.                     10,594,632       27,316,250    0.2
                                   186,300    Horace Mann Educators, Inc.                 2,143,167        6,404,062    0.0
                                 1,947,500  ++Risk Capital Holdings Inc. (s)             34,313,406       48,809,219    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         56,093,705       90,610,781    0.6

           Manufacturing           200,000    ITT Industries Inc.                         4,175,065        7,287,500    0.1



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                   Shares                                                                Value     Percent of
COUNTRY    Industries               Held                Common Stocks                      Cost        (Note 1a)   Net Assets
United     Metals                  305,000    Aluminum Co. of America               $    13,814,815  $    23,637,500    0.2%
States     & Mining              1,400,000    Battle Mountain Gold Company                8,838,297       10,062,500    0.1
(continued)                        716,300    Commonwealth Industries Inc.               13,043,650       12,087,562    0.1
                                   100,000  ++National Steel Corp.                          905,000        1,868,750    0.0
                                   850,000    Newmont Mining Corporation                 31,553,907       27,359,375    0.2
                                   400,000    Nucor Corporation                          18,363,133       23,975,000    0.2
                                   132,800    Reynolds Metals Co.                         5,801,771        8,764,800    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         92,320,573      107,755,487    0.9

           Multi-Industry           90,000    Loews Corp.                                 3,984,675        9,005,625    0.1

           Multimedia &             20,000    Unifi Communications, Inc.
           Telecommunications                 (Warrants)(a)(q)                            1,166,800              200    0.0

           Natural                 210,519    Freeport-McMoRan Copper & Gold,
           Resources                          Inc. (Class B)                              3,665,657        3,960,389    0.0

           Oil & Gas               300,000  ++Rowan Companies Inc.                        7,299,870        8,831,250    0.1
           Producers               245,410    Texaco Inc.                                 6,627,069       15,092,715    0.1
                                   500,000  ++Tom Brown, Inc.                             8,833,857       10,312,500    0.1
                                   100,000    Transocean Offshore Inc.                    3,863,220        5,587,500    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         26,624,016       39,823,965    0.3

           Oil Services            200,000    Diamond Offshore Drilling Inc.              5,150,000       10,125,000    0.1
                                   200,000  ++Input/Output, Inc.                          4,367,760        4,975,000    0.0
                                 2,500,000  ++Noble Drilling Corp.                       16,505,558       80,781,250    0.6
                                   200,000    Tidewater Inc.                              9,007,960        7,925,000    0.1
                                   150,000  ++Western Atlas, Inc.                         7,083,342       11,850,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         42,114,620      115,656,250    0.9

           Paper                   160,200    Boise Cascade Corporation                   4,225,000        6,017,512    0.0
                                   165,000    Fort James Corporation                      3,091,744        8,188,125    0.1
                                   240,000    Louisiana-Pacific Corp.                     5,273,733        5,250,000    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         12,590,477       19,455,637    0.1

           Pharmaceuticals/        500,000  ++Roberts Pharmaceutical Corporation          4,876,176        8,500,000    0.1
           Prescription

           Publishing              300,000    Reader's Digest Association, Inc.
                                              (Class A)                                   7,030,450        8,062,500    0.0

           Real Estate           2,574,465  ++Catellus Development Corp.                 22,351,219       45,857,658    0.3

           Real Estate             600,000    AMB Property Corporation                   13,050,000       13,800,000    0.1
           Investment              872,900    Ambassador Apartments Inc.                 13,363,518       17,894,450    0.1
           Trusts                1,446,800    Imperial Credit Commercial Mortgage
                                              Investment Corp.                           21,702,000       20,797,750    0.1
                                   661,300    Mid-America Realty Investments (s)          6,352,094        6,695,662    0.1
                                 1,839,825    Prime Retail, Inc. (s)                     19,301,201       26,102,517    0.2
                                   400,000    Taubman Centers, Inc.                       3,512,161        5,425,000    0.0
                                    50,000    Walden Residential Properties, Inc.         1,418,750        1,362,500    0.0
                                   920,000    Walden Residential Properties, Inc.
                                              (Warrants)(a)                               1,125,068        1,035,000    0.0
                                   500,000    Wilshire Real Estate Investment
                                              Trust Inc.                                  8,000,000        8,000,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         87,824,792      101,112,879    0.7

           Restaurants           1,400,000  ++Brinker International, Inc.                15,416,635       33,600,000    0.2
                                   400,000  ++Buffets, Inc.                               4,018,508        5,875,000    0.0
                                 1,235,000    Darden Restaurants Inc.                     8,888,402       19,760,000    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         28,323,545       59,235,000    0.4

           Retail                  206,500   ++Coinstar Inc. (q)                            311,636        1,858,500    0.0
                                   850,000    Heilig-Meyers Company                      11,224,247       11,953,125    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         11,535,883       13,811,625    0.1

           Retail/               1,530,000   ++Ugly Duckling Corporation (s)             20,563,125       16,830,000    0.1
           Automotive

           Retail Stores           416,900  ++Buttrey Food & Drug Stores Co.              3,241,636        6,253,500    0.0
                                 1,110,000  ++Filene's Basement Corp. (s)                10,092,619        6,070,312    0.0
                                   608,500    J. Baker, Inc.                             10,187,765        7,111,844    0.1
                                   700,000    Limited, Inc. (The)                        12,951,591       23,493,750    0.2
                                   300,000    Sotheby's Holdings, Inc. (Class A)          3,674,432        6,918,750    0.1
                                   600,000  ++Toys 'R' Us, Inc.                          13,456,814       16,537,500    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         53,604,857       66,385,656    0.5

           Savings Banks           572,886    Sovereign Bancorp, Inc.                     1,552,137       10,813,223    0.1

           Semiconductors        3,235,500  ++Cypress Semiconductor Corporation          25,899,931       32,355,000    0.2

           Telecommuni-            582,800  ++360 Communications Company                  8,935,044       17,811,825    0.1
           cations                  27,750    American Telecasting Inc. (Warrants)(a)            --              277    0.0
                                     2,500  ++CAI Wireless Systems, Inc.                         --              250    0.0
                                    32,037  ++CS Wireless Systems, Inc.                     123,681              320    0.0
                                 1,375,800  ++CellNet Data Systems, Inc.                 12,252,498       19,003,237    0.2
                                   120,363    CellNet Data Systems, Inc.
                                              (Warrants)(a)(q)                           13,716,570        4,333,068    0.0
                                 4,044,727    Citizens Utilities Company
                                              (Class B)                                  35,740,884       40,952,859    0.3
                                   800,000  ++DSC Communications Corp.                   12,249,518       14,350,000    0.1
                                   100,000    Frontier Corporation                        1,601,530        2,993,750    0.0
                                 2,050,800  ++General Communication, Inc.
                                              (Class A)                                  14,595,550       14,291,512    0.1
                                 3,000,000    Geotek Communications, Inc.
                                              (Warrants)(a)(q)                           14,200,634           30,000    0.0
                                 1,600,000  ++Glenayre Technologies, Inc.                21,915,406       25,100,000    0.2
                                   800,000  ++QUALCOMM, Inc.                             41,076,109       44,950,000    0.3
                                    47,000    United USN Inc. (Class A)
                                              (Warrants)(a)(q)                            5,840,131       11,515,000    0.1
                                    14,113    United USN Inc. (Warrants)(a)(q)            1,084,937        2,159,289    0.0
                                 1,255,000  ++Western Wireless Corporation               15,610,218       24,472,500    0.2
                                    18,315    Wireless One, Inc. (Warrants)(a)               18,315              183    0.0
                                                                                    ---------------  ---------------  ------
                                                                                        198,961,025      221,964,070    1.6

           Textiles              2,700,000  ++Burlington Industries, Inc.                35,591,641       47,250,000    0.3

           Tobacco               1,500,000    DIMON, Inc.                                24,287,745       21,937,500    0.1

           Transportation           18,700  ++Consolidated Freightways Corp.                303,875          334,262    0.0
                                   300,000    J.B. Hunt Transport Services, Inc.          4,200,052        9,581,250    0.1
                                                                                    ---------------  ---------------  ------
                                                                                          4,503,927        9,915,512    0.1



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                   Shares                                                                Value     Percent of
COUNTRY    Industries               Held                Common Stocks                      Cost        (Note 1a)   Net Assets
United     Utilities--           1,250,000    Allegheny Energy, Inc.                $    27,315,552  $    38,281,250    0.3%
States     Electric                115,650    Atmos Energy Corp.                          1,445,257        3,404,447    0.0
(con-      & Gas                    47,570  ++BayCorp Holdings, Ltd.                      2,549,753          332,990    0.0
cluded)                            603,100    Central and South West Corporation         11,630,764       15,718,294    0.1
                                 4,112,285  ++El Paso Electric Company (s)               21,589,496       39,066,707    0.3
                                 1,780,000    Entergy Corp.                              47,516,856       44,277,500    0.3
                                   300,000    FPL Group, Inc.                             9,104,538       18,618,750    0.1
                                 2,177,900    Houston Industries, Inc.                   43,848,083       63,295,219    0.5
                                 1,500,000  ++Niagara Mohawk Power Corp.                 23,789,306       18,375,000    0.1
                                 1,832,500    Potomac Electric Power Company             41,644,137       44,896,250    0.3
                                 1,257,100    Texas Utilities Co.                        40,643,415       50,284,000    0.4
                                 1,148,800    Unicom Corporation                         27,549,620       39,920,800    0.3
                                                                                    ---------------  ---------------  ------
                                                                                        298,626,777      376,471,207    2.7

                                              Total Common Stocks in the
                                              United States                           1,853,661,771    2,600,491,403   18.6


                                              Total Investments in Common Stocks      4,156,263,239    5,235,326,755   37.4

                                                    Equity Closed-End Funds
Austria    Financial               320,000    Austria Fund (USD)                          2,642,431        4,120,000    0.0
           Services

                                              Total Equity Closed-End Funds
                                              in Austria                                  2,642,431        4,120,000    0.0


Indonesia  Financial                25,600    Jakarta Growth Fund (USD)                     158,080           86,400    0.0
           Services

                                              Total Equity Closed-End Funds
                                              in Indonesia                                  158,080           86,400    0.0


Ireland    Financial               150,000    Irish Investment Fund, Inc. (USD)           1,086,041        3,712,500    0.0
           Services

                                              Total Equity Closed-End Funds
                                              in Ireland                                  1,086,041        3,712,500    0.0


Italy      Financial               150,000    Italy Fund (USD)                            1,198,520        2,184,375    0.0
           Services

                                              Total Equity Closed-End Funds
                                              in Italy                                    1,198,520        2,184,375    0.0


South      Financial               125,000  ++The Fidelity Advisor Korea Fund (USD)       1,088,750          570,313    0.0
Korea      Services                200,000  ++Korea Equity Fund (USD)                     1,369,598          637,500    0.0
                                 1,400,528  ++Korea Fund, Inc. (USD)                     19,847,163       10,766,559    0.1
                                   200,000  ++Korean Investment Fund, Inc. (USD)          1,561,000          775,000    0.0

                                              Total Equity Closed-End Funds in
                                              South Korea                                23,866,511       12,749,372    0.1

                                              Total Investments in Equity
                                              Closed-End Funds                           28,951,583       22,852,647    0.1


                                                Preferred Stocks
Australia  Publishing              600,000    News Corporation Limited (The)
                                              (ADR)* (USD)                               10,451,056       13,987,500    0.1

                                              Total Preferred Stocks in
                                              Australia                                  10,451,056       13,987,500    0.1


Austria    Banking                 203,400    Bank Austria Finance AG                     6,298,337       15,722,984    0.1

                                              Total Preferred Stocks in Austria           6,298,337       15,722,984    0.1


Germany    Chemicals               494,411    Henkel KGaA                                20,929,927       38,582,798    0.3
           Multi-Industry          450,000    RWE AG                                      8,725,424       18,837,793    0.1

                                              Total Preferred Stocks in Germany          29,655,351       57,420,591    0.4


New        Financial             3,085,700    Brierly Investments, Ltd.
Zealand    Services                           (9% Convertible)                            1,988,414        1,713,181    0.0

                                              Total Preferred Stocks in
                                              New Zealand                                 1,988,414        1,713,181    0.0


Norway     Financial               175,000    A/S Eksportfinans (8.70%
           Services                           Convertible)(USD)                           4,377,500        4,692,187    0.0

                                              Total Preferred Stocks in Norway            4,377,500        4,692,187    0.0


Portugal   Banking                 182,400    BCP International Bank (8%
                                              Convertible)(USD)                          13,548,278       23,164,800    0.2

                                              Total Preferred Stocks in
                                              Portugal                                   13,548,278       23,164,800    0.2


Spain      Banking                 225,000    Santander Overseas Bank (8%
                                              Convertible, Series D)(USD)                 5,463,250        5,765,625    0.1

                                              Total Preferred Stocks in Spain             5,463,250        5,765,625    0.1


United     Banking                 870,000    California Federal Bank (9.125%,
States                                        Series A)                                  21,735,500       23,490,000    0.2
                                    55,000    California Federal Bank (10.625%,
                                              Series B)                                   5,500,000        5,953,750    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         27,235,500       29,443,750    0.2

           Cable                 1,000,000    Diva Systems Corp. (Convertible,
           Television                         Series C)(r)                                8,410,000       15,000,000    0.1
                                 1,000,000    Diva Systems Corp. (Convertible,
                                              Series D)(q)                               11,440,000       15,000,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         19,850,000       30,000,000    0.2

           Financial               619,900    Golden State Bancorp Inc. (8.75%
           Services                           Convertible, Series E)                     15,070,337       58,425,575    0.4

           Natural                 150,000    Cyprus Amax Minerals Co. (Convertible,
           Resources                          Series A)                                   9,188,313        5,700,000    0.1
                                   348,700    Freeport-McMoRan Copper & Gold, Inc.
                                              (Convertible)                               7,918,834        8,020,100    0.1
                                   219,000    Freeport-McMoRan Inc. (Convertible
                                              --Gold)                                     7,703,330        5,502,375    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         24,810,477       19,222,475    0.2

           Publishing              198,500    Reader's Digest Association, Inc.
                                              (8.25%, Class A)                            4,652,344        5,185,813    0.0

           Real Estate             400,000    Crown American Realty Trust (11%,
           Investment Trusts                  Series A)                                  20,000,000       22,000,000    0.2
                                   139,200    First Union Real Estate Investments
                                              (8.40% Convertible, Series A)               3,480,000        4,732,800    0.0
                                   350,000    National Health Investors, Inc.
                                              (8.50% Convertible)                         8,750,000       10,675,000    0.1
                                   717,500    Prime Retail, Inc. (10.50%)(s)             16,366,161       19,372,500    0.1
                                 1,078,000    Walden Residential Properties, Inc.
                                              (9.20%, Series S)                          26,269,636       27,893,250    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         74,865,797       84,673,550    0.6

           Utilities                77,600    Citizens Utilities Company (5%
                                              Convertible)                                3,398,931        3,744,200    0.0

                                              Total Preferred Stocks in the
                                              United States                             169,883,386      230,695,363    1.6

                                              Total Investments in Preferred
                                              Stocks                                    241,665,572      353,162,231    2.5



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                        Currency
                         Denom-     Face                                                                 Value     Percent of
COUNTRY    Industries   ination    Amount          Fixed-Income Securities                 Cost        (Note 1a)   Net Assets
Argentina  Banking                            Banco Rio de la Plata S.A.:
                         USD    45,000,000      8.75% due 12/15/2003                $    36,900,950  $    46,012,500    0.3%
                         USD    30,000,000      (Class 3), 8.50% due 7/15/1998           30,225,000       30,112,500    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         67,125,950       76,125,000    0.5

           Food/         USD    18,500,000    Mastellone Hermanos S.A., 11.75%
           Dairy                              due 4/01/2008                              18,500,000       18,846,875    0.1
           Products

           Government                         City of Buenos Aires:
           Obligations   USD     5,179,000      11.25% due 4/11/2007                      5,099,529        5,535,056    0.0
                         USD    38,000,000      11.25% due 4/11/2007 (q)                 37,715,000       40,612,500    0.3
                                              Republic of Argentina (p):
                         USD   126,500,000      9.75% due 9/19/2027                     100,355,000      121,908,050    0.9
                         USD    97,375,000      Floating Rate Bonds, Series L,
                                                6.625% due 3/31/2005 (d)                 72,175,063       89,341,563    0.6
                         USD    80,000,000      Floating Rate Discount Notes,
                                                6.437% due 3/31/2023                     54,928,830       68,896,000    0.5
                         USD    85,000,000      Global Bonds, 11.375% due
                                                1/30/2017                                82,988,125       94,095,000    0.7
                         USD    30,000,000      Par 'L' Bonds, 5.50% due
                                                3/31/2023                                18,735,846       22,762,500    0.2
                                                                                    ---------------  ---------------  ------
                                                                                        371,997,393      443,150,669    3.2

           Telecom-      USD    13,000,000    CTI Holdings S.A., 0/11.50% due
           munications                        4/15/2008 (b)(q)                            7,466,536        7,670,000    0.1


                                              Total Fixed-Income Securities
                                              in Argentina                              465,089,879      545,792,544    3.9


Brazil     Banking       USD    16,500,000    Banco Nacional de Desenvolvimiento
                                              Economico e Social, 9% due 9/24/2007       14,685,000       15,716,250    0.1

           Broad-        BRE     5,000,000    Abril S.A., 12% due 10/25/2003              5,006,250        5,262,500    0.0
           casting/
           Media

           Government    USD    35,000,000    Brazil Exit Bonds, 6% due
           Obligations                        9/15/2013 (p)                              20,015,417       29,267,000    0.2
                                              Republic of Brazil:
                         USD     3,094,000      Floating Rate Bonds, 6.687% due
                                                1/01/2001 (d)                             2,111,589        3,016,650    0.0
                         USD    10,000,000      Par 'L' Bonds, 5% due 4/15/2024 (p)       6,100,000        7,450,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         28,227,006       39,733,650    0.3

           Industrial                         Globo Comunicacoes e Participacoes
                                              S.A.:
                         USD    11,000,000      10.625% due 6/21/2004                    10,596,250       11,110,000    0.1
                         USD    13,000,000      10.625% due 12/05/2008 (q)               12,954,500       13,227,500    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         23,550,750       24,337,500    0.2

           Metals        USD    35,000,000    CSN Panama Iron S.A., 9.125% due
           Natural                            6/01/2007                                  32,850,000       32,200,000    0.2
           Resources                          Companhia Vale Do Rio Doce:
                         USD     4,500,000      10% due 4/02/2004                         4,207,500        4,590,000    0.0
                         USD     5,000,000      10% due 4/02/2004 (q)                     4,993,860        5,100,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                          9,201,360        9,690,000    0.1

           Utilities     USD    32,250,000    Espirito Santo--Escelsa, 10% due
                                              7/15/2007 (q)                              31,726,875       30,960,000    0.2

                                              Total Fixed-Income Securities in
                                              Brazil                                    145,247,241      157,899,900    1.1


Canada     Cable/        CAD     7,545,000    Rogers Cablesystem Inc., 9.65% due
           Telecom-                           1/15/2014                                   4,397,424        5,592,015    0.1
           munications   CAD     5,000,000    Rogers Communications Inc.,
                                              Convertible Bonds, 7.50% due
                                              9/01/1999                                   3,394,000        3,426,094    0.0
                                                                                    ---------------  ---------------  ------
                                                                                          7,791,424        9,018,109    0.1
           Industrial    USD    68,500,000    International Semi-Tech Micro-
                                              electronics, Inc., 0/11.50% due
                                              8/15/2003 (b)                              51,838,468       22,091,250    0.2

           Industrial--  USD    28,000,000    Ainsworth Lumber Company, 12.50%
           Services                           due 7/15/2007+++                           27,226,640       29,960,000    0.2

           Paper &       CAD     2,000,000    MacMillan Bloedel Limited, Convertible
           Forest                             Bonds, 5% due 5/01/2007                     1,024,416        1,286,533    0.0
           Products

           Real          CAD    16,501,370    First Place Tower, Inc., Convertible
           Estate                             Bonds, 10.64% due 12/15/2015 (e)           26,453,947       40,670,766    0.3

                                              Total Fixed-Income Securities
                                              in Canada                                 114,334,895      103,026,658    0.8


Chile      Utilities     USD    28,500,000    Empresa Electricidad del Norte,
           --Electric                         10.50% due 6/15/2005 (q)                   28,625,000       29,212,500    0.2

                                              Total Fixed-Income Securities
                                              in Chile                                   28,625,000       29,212,500    0.2


China      Multi-        USD    20,250,000    Guangdong Investment Finance Inc.,
           Industry                           Convertible Bonds, 1% due 7/07/2002        18,306,875       17,617,500    0.1

                         USD    23,500,000    Shangai Investment Holding Co.,
                                              Convertible Bonds, 1% due 6/12/2002        21,441,250       22,501,250    0.2

                                                                                         39,748,125       40,118,750    0.3

           Utilities     USD     2,750,000    Huaneng Power International PLC,
           --Electric                         Convertible Bonds, 1.75%
                                              due 5/21/2004                               2,512,500        2,791,250    0.0

                                              Total Fixed-Income Securities
                                              in China                                   42,260,625       42,910,000    0.3


France     Automobiles   FRF         5,500    Peugeot S.A., Convertible Bonds,
                                              2% due 1/01/2001                              992,341        1,184,537    0.0

           Banking       ECU     2,000,000    Credit Local de France, 0% due
                                              10/16/2001 (b)                              2,061,617        1,881,213    0.0

           Industrial    FRF        30,000    Alcatel Alsthom, Convertible Bonds,
                                              2.50% due 1/01/2004                         3,926,887        5,278,651    0.0

           Insurance     FRF        35,500    Finaxa, Convertible Bonds, 3% due
                                              1/01/2001                                   9,060,172       15,928,919    0.1

           Real          FRF       230,000    Societe Fonciere Lyonnaise S.A.,
           Estate                             Convertible Bonds, 4% due
                                              10/31/2004 (q)                             31,087,057       36,721,050    0.3

                                              Total Fixed-Income Securities
                                              in France                                  47,128,074       60,994,370    0.4


Germany    Banking       DEM     2,310,000    Commerzbank AG, Floating Rate
                                              Convertible Bonds, 1.40% due
                                              6/15/2001                                   1,556,456        4,184,783    0.0

                         USD     5,000,000    Landes Kredit Bank, 7.875% due
                                              4/15/2004                                   4,972,068        5,427,100    0.1

                         USD     2,750,000    Nordeutsche Landesbank Girozentrale,
                                              Exchangeable Bonds, 3% due 2/11/2003        2,513,125        2,949,375    0.0
                                                                                    ---------------  ---------------  ------
                                                                                          9,041,649       12,561,258    0.1

           Building      USD    41,100,000    Tarkett AG, 9% due 3/01/2002               39,413,750       41,819,250    0.3
           Materials

           Financial     USD     5,875,000    Veba International Finance (with
           Services                           Warrants), 6% due 4/06/2000 (a)             2,965,841        5,786,875    0.0

           Government    DEM    31,000,000    Bundesrepublik Deutscheland, 5.75%
           Obligations                        due 8/20/1998                              22,444,131       17,357,581    0.1



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                        Currency
                         Denom-     Face                                                                 Value     Percent of
COUNTRY    Industries   ination    Amount          Fixed-Income Securities                 Cost        (Note 1a)   Net Assets
Germany    Government    DEM    55,000,000    Freie Hansestadt Hamburg, 6.08%
(con-      Obligations--                      due 11/29/2018                        $    31,730,765  $    31,822,742    0.2%
cluded)    Regional      DEM    64,000,000    Land Baden-Weurttemberg, 6.20%
                                              due 11/22/2013                             37,148,769       37,404,682    0.3
                         DEM   170,500,000    Land Hessen, 6% due 11/29/2013 (c)         98,586,862       98,650,502    0.7
                         DEM   110,000,000    Mecklenberg-Vorpommern, 6.15%
                                              due 6/16/2023 (c)                          61,012,437       62,695,095    0.4
                         DEM   134,950,000    Nordrhein-Westfalen, 6.125% due
                                              12/21/2018 (c)                             77,420,913       76,953,094    0.6
                                              Rheinland-Pfalz:
                         DEM    33,000,000      5.75% due 2/24/2014                      18,324,663       18,762,542    0.1
                         DEM    64,000,000      6.08% due 11/29/2018                     36,935,547       36,387,960    0.3
                         DEM    47,000,000    Sachsen-Anhalt, 6% due 1/10/2014           26,915,615       26,722,408    0.2
                                                                                    ---------------  ---------------  ------
                                                                                        388,075,571      389,399,025    2.8

           Industrial    USD     1,000,000    Siemens Capital Corp. (with
                                              Warrants), 8% due 6/24/2002 (a)             1,318,750        1,810,000    0.0

                                              Total Fixed-Income Securities
                                              in Germany                                463,259,692      468,733,989    3.3


Hong       Multi-        USD    16,000,000    First Pacific Company Ltd.,
Kong       Industry                           Convertible Bonds, 2% due
                                              3/27/2002                                  14,965,463       14,080,000    0.1

           Real          USD    23,980,000    Hysan Development Company Limited,
           Estate                             Convertible Bonds, 6.75% due
                                              6/01/2000 (n)                              28,409,800       23,080,750    0.2

           Utilities     USD    25,000,000    Cathay International Ltd., 13%
           --Infra-                           due 4/15/2008 (q)                          25,000,000       25,093,750    0.2
           structure

                                              Total Fixed-Income Securities
                                              in Hong Kong                               68,375,263       62,254,500    0.5


India      Chemicals                          Indian Petrochemicals Ltd.,
                                              Convertible Bonds:
                         USD    23,500,000      2.50% due 3/11/2002 (q)                  23,996,563       22,971,250    0.2
                         USD    37,600,000      2.50% due 3/11/2002 (Regulation S)       37,681,905       36,754,000    0.2

                                              Total Fixed-Income Securities
                                              in India                                   61,678,468       59,725,250    0.4


Indonesia  Paper &       USD    35,000,000    APP Global Finance (V) Ltd.,
           Forest                             Convertible Bonds, 2% due
           Products                           7/25/2000 (q)                              35,406,500       36,575,000    0.3
                                              APP International Finance:
                         USD     3,000,000      10.25% due 10/01/2000                     2,550,000        2,850,000    0.0
                         USD     1,500,000      11.75% due 10/01/2005                     1,500,000        1,406,250    0.0
                         USD     3,965,000    PT Indah Kiat Pulp & Paper, 8.875%
                                              due 11/01/2000 (q)                          3,300,863        3,489,200    0.0

                                              Total Fixed-Income Securities
                                              in Indonesia                               42,757,363       44,320,450    0.3


Italy      Government    USD     5,000,000    Republic of Italy, 8.75% due
           Obligations                        2/08/2001                                   5,373,050        5,385,000    0.0

                                              Total Fixed-Income Securities
                                              in Italy                                    5,373,050        5,385,000    0.0


Japan      Banking       JPY 1,990,000,000    AB International (Cayman) Trust,
                                              Convertible Preference Shares,
                                              0.50% due 8/01/2007                        11,572,219       11,604,817    0.1
                         JPY 8,991,000,000    Fuji International Finance Trust,
                                              Convertible Preference Shares,
                                              0.25% due 2/01/2002                        57,009,671       36,089,291    0.3
                         USD     9,250,000    MBL International Finance (Bermuda),
                                              Convertible Bonds, 3% due 11/30/2002        9,266,875        9,458,125    0.1
                         JPY 5,410,000,000    Sumitomo Bank International
                                              Finance NV, Convertible Bonds,
                                              0.75% due 5/31/2001                        44,571,881       41,996,743    0.3
                                                                                    ---------------  ---------------  ------
                                                                                        122,420,646       99,148,976    0.8

           Beverages     JPY 1,268,000,000    Kinki Coca-Cola Bottling Co.,
                                              Ltd., 0.85% due 12/30/2003                 11,282,608       10,035,292    0.1
                         JPY 1,706,000,000    Sanyo Coca-Cola Bottling Inc., #1
                                              Convertible Bonds, 0.90% due
                                              6/30/2003                                  15,032,867       12,300,151    0.1
                         JPY   552,000,000    Shikoku Coca-Cola Bottling Co.,
                                              Ltd., #1 Convertible Bonds,
                                              2.40% due 3/29/2002                         5,152,497        4,619,509    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         31,467,972       26,954,952    0.2

           Capital       JPY   500,000,000    Kawasaki Heavy Industries,
           Goods                              Convertible Bonds, 0.50% due
                                              9/30/1998                                   4,566,161        3,767,798    0.0

           Chemicals     USD     4,700,000    Shin-Etsu Chemical Co., Ltd.,
                                              Bonds (with Warrants), 3.375% due
                                              8/08/2000 (a)                               3,274,060        4,300,500    0.0
                                              Shin-Etsu Chemical Co., Ltd.,
                                              Convertible Bonds:
                         JPY   148,000,000      #5, 1.30% due 3/31/1999                   1,577,446        1,649,924    0.0
                         JPY   301,000,000      #6, 0.40% due 9/30/2005                   2,987,802        3,134,467    0.0
                                                                                    ---------------  ---------------  ------
                                                                                          7,839,308        9,084,891    0.0

           Electrical    JPY 1,204,000,000    Matsushita Electric Works, Ltd.,
           Equipment                          #9 Convertible Bonds, 1% due
                                              11/30/2005                                 12,091,160        9,984,702    0.1

           Electronics   JPY   650,000,000    Matsushita Electric Industrial Co.,
                                              Ltd., #5 Convertible Bonds,
                                              1.30% due 3/29/2002                         6,133,347        6,596,486    0.0

           Government    JPY 9,145,000,000    Japanese Government Bond, #112
           Obligations                        (10-Year Issue), 5% due 9/21/1998          78,634,451       70,471,353    0.5

           Insurance     JPY   456,000,000    Mitsui Marine & Fire Insurance Co.,
                                              Ltd., #3 Convertible Bonds, 0.70%
                                              due 3/31/2003                               3,786,983        3,546,743    0.0
                         JPY   117,000,000    Nichido Fire & Marine Insurance
                                              Co., Ltd., #5 Convertible Bonds,
                                              1% due 3/31/2003                            1,109,381          908,248    0.0
                                              Nisshin Fire & Marine Insurance
                                              Co., Ltd., Convertible Bonds:
                         JPY   900,000,000      #1, 0.65% due 3/31/2004                   7,132,646        6,202,666    0.1
                         JPY 1,572,000,000      #2, 0.75% due 3/31/2006                  12,292,248       10,286,337    0.1
                                              Sumitomo Marine & Fire Insurance
                                              Co., Ltd., Convertible Bonds:
                         JPY   300,000,000      #3, 1.10% due 3/29/2002                   2,522,005        2,703,726    0.0
                         JPY 1,527,000,000      #4, 1.20% due 3/31/2004                  13,104,977       13,750,401    0.1
                         JPY   588,000,000    Yasuda Fire & Marine Insurance Co.,
                                              Ltd., #3 Convertible Bonds, 0.60%
                                              due 3/30/2001                               4,903,719        4,453,196    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         44,851,959       41,851,317    0.3

           Pharma-       JPY 4,000,000,000    Yamanouchi Pharmaceutical Co., Ltd.,
           ceuticals                          Convertible Bonds, 1.625% due
                                              3/31/2000 (n)***                           41,915,632       37,867,313    0.3

                                              Total Fixed-Income Securities
                                              in Japan                                  349,920,636      305,727,788    2.2


Malaysia   Telecom-                           Telekom Malaysia BHD, Convertible
           munications                        Bonds:
                         USD     3,000,000      4% due 10/03/2004 (q)                     2,523,750        2,340,000    0.0
                         USD    55,600,000      4% due 10/03/2004 (Regulation S)         48,467,587       43,368,000    0.3
                         USD     9,000,000      7.875% due 8/01/2025                      7,222,500        7,353,000    0.1

                                              Total Fixed-Income Securities
                                              in Malaysia                                58,213,837       53,061,000    0.4



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
                        Currency
                         Denom-     Face                                                                 Value     Percent of
COUNTRY    Industries   ination    Amount          Fixed-Income Securities                 Cost        (Note 1a)   Net Assets
Mexico     Oil                                Petroleos Mexicanos:
           & Related     USD    45,150,000      8.625% due 12/01/2023 (r)           $    25,007,000  $    42,441,000    0.3%
                         USD    15,000,000      9.50% due 9/15/2027                      14,449,470       14,981,250    0.1

                                              Total Fixed-Income Securities
                                              in Mexico                                  39,456,470       57,422,250    0.4


New        Government    NZD    60,000,000    New Zealand Government Bond,
Zealand    Obligations                        6.50% due 2/15/2000                        34,811,718       32,615,779    0.2
                         NZD    95,000,000    New Zealand Index Linked Notes,
                                              4.50% due 2/15/2016                        57,126,627       51,161,680    0.4

                                              Total Fixed-Income Securities
                                              in New Zealand                             91,938,345       83,777,459    0.6


Philip-    Multi-                             AC International Finance,
pines      Industry                           Convertible Bonds:
                         PHP    19,500,000      0% due 12/08/2000 (b)                    15,352,635       15,502,500    0.1
                         PHP    18,000,000      0.50% due 7/30/2002                      16,053,125       17,505,000    0.1

                                              Total Fixed-Income Securities
                                              in the Philippines                         31,405,760       33,007,500    0.2


Russia     Telecom-                           PLD Telekom Inc., Convertible
           munications                        Bonds (j)(q)(s):
                         USD    74,500,000      0/14% due 6/01/2004 (b)                  68,990,011       78,970,000    0.5
                         USD    18,700,000      9% due 6/01/2006                         18,756,250       23,562,000    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         87,746,261      102,532,000    0.7

           Utilities     USD    16,000,000    Mosenergo Finance BV, 8.375% due
                                              10/09/2002                                 13,468,800       14,040,000    0.1

                                              Total Fixed-Income Securities
                                              in Russia                                 101,215,061      116,572,000    0.8


Singapore  Multi-        USD    10,740,000    Far East Levingston Shipyards,
           Industry                           1.50% due 5/02/2001                         8,822,312        8,699,400    0.1
                                              Keppel Corporation Limited,
                                              Redeemable Cumulative Convertible
                                              Preference Shares:
                         USD    48,500,000      2% due 8/12/2002 (q)                     48,492,500       44,256,250    0.3
                         USD     7,500,000      2% due 8/12/2002 (Regulation S)           6,797,500        6,843,750    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         64,112,312       59,799,400    0.4

           Retail        USD    12,000,000    Dairy Farm International Holdings
                                              Ltd., Convertible Preferred,
                                              6.50% due 5/10/2049                         9,525,875       10,980,000    0.1

                                              Total Fixed-Income Securities
                                              in Singapore                               73,638,187       70,779,400    0.5


South      Metals        ZAL    22,685,000    Samancor Ltd., Convertible Bonds,
Africa                                        7% due 6/30/2004                           21,854,094       21,891,025    0.2

                                              Total Fixed-Income Securities in
                                              South Africa                               21,854,094       21,891,025    0.2


South      Banking                            Export Import Bank Korea:
Korea                    USD     4,000,000      6.50% due 2/10/2002                       2,780,000        3,650,000    0.0
                         USD    21,000,000      Series D, 6.50% due 11/15/2006           16,459,400       18,228,000    0.1
                                              Koram Bank Ltd., Convertible Bonds:
                         USD     1,500,000      0.25% due 8/26/2007 (q)                   1,447,500        1,140,000    0.0
                         USD     5,750,000      0.25% due 8/26/2007 (Regulation S)        4,982,125        4,370,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         25,669,025       27,388,000    0.2

           Electronics                        Samsung Electronics Co., Convertible
                                              Bonds (b):
                         USD     6,000,000      0% due 12/31/2007 (q)                     5,786,250        5,220,000    0.1
                         USD    50,500,000      0% due 12/31/2007 (Regulation S)         47,119,532       44,187,500    0.3
                                                                                    ---------------  ---------------  ------
                                                                                         52,905,782       49,407,500    0.4

           Energy                             Ssangyong Oil Refining Co., Ltd.,
           Related                            Convertible Bonds:
                         USD     9,755,000      3% due 12/31/2004                         7,206,837        4,877,500    0.0
                         USD    16,535,000      3.75% due 12/31/2008                     17,448,950       13,558,700    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         24,655,787       18,436,200    0.1

           Government    USD    18,500,000    Republic of Korea, 8.875% due
           Obligations                        4/15/2008                                  18,249,695       18,222,500    0.1

           Multi-        CHF     5,250,000    Daewoo Corporation, Convertible
           Industry                           Bonds, 0.125% due 12/31/2001                3,434,100        2,958,486    0.0
           Steel                              Pohang Iron & Steel Industries
                                              Co., Ltd.:
                         USD     6,485,000      7.375% due 5/15/2005                      4,474,650        5,758,680    0.0
                         USD    10,000,000      7.125% due 11/01/2006                     7,612,500        8,580,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         12,087,150       14,338,680    0.1

           Utilities--                        Korea Electric Power Corp.,
           Electric                           Global Bonds:
                         USD    30,000,000      10% due 4/01/2001 (q)                    30,000,000       30,195,000    0.2
                         USD    10,000,000      6.375% due 12/01/2003                     6,700,000        8,650,000    0.1
                         USD    34,315,000      Convertible, 5% due 8/01/2001            33,069,731       29,854,050    0.2
                                                                                    ---------------  ---------------  ------
                                                                                         69,769,731       68,699,050    0.5

                                              Total Fixed-Income Securities
                                              in South Korea                            206,771,270      199,450,416    1.4


Taiwan     Appliances    USD    35,750,000    Teco Electric and Machine,
                                              Convertible Bonds, 0% due 3/19/2003
                                              (b)(q)                                     35,827,187       35,124,375    0.3

           Computers     USD    14,750,000    First International Computer,
                                              Inc., Convertible Bonds, 0% due
                                              10/16/2002 (b)                             15,680,937       15,487,500    0.1

           Industrial    USD    13,800,000    GVC Corporation, Convertible
                                              Bonds, 0% due 5/21/2002 (b)(q)             13,794,000       14,766,000    0.1

                                              Total Fixed-Income Securities
                                              in Taiwan                                  65,302,124       65,377,875    0.5


Thailand   Steel         USD    44,000,000    NSM Steel Inc., 12% due 2/01/2006 (q)      39,904,031       41,800,000    0.3

                                              Total Fixed-Income Securities
                                              in Thailand                                39,904,031       41,800,000    0.3


United     Banking       USD    36,000,000    ING Bank, N.V. (London), 0% due
Kingdom                                       2/12/1999 (b)                              36,000,000       37,530,000    0.3

           Cable/        USD    14,000,000    Comcast UK Cable Partners Ltd.,
           Telecom-                           0/11.20%due 11/15/2007 (b)                  9,977,034       11,480,000    0.1
           munications

           Financial     GBP    11,600,000    Liberty International Holdings PLC,
           Services                           Convertible Bonds, 5.50% due
                                              4/30/2009                                  14,179,895       23,160,630    0.2

           Food &        GBP    13,500,000    Allied-Lyons PLC, Convertible Bonds,
           Beverage                           6.75% due 7/07/2008                        21,002,665       23,852,759    0.2

           Government                         United Kingdom Treasury Gilt:
           Obligations   GBP    60,000,000      9.75% due 8/27/2002                     112,868,044      113,731,356    0.8
                         GBP    20,000,000      Convertible Bonds, 9.50% due
                                                10/25/2004                               37,627,645       39,648,084    0.3
                                                                                    ---------------  ---------------  ------
                                                                                        150,495,689      153,379,440    1.1

           Industrial    USD     4,655,000    HIH Capital Ltd., Convertible Bonds
                                              (Bearer), 7.50% due 9/25/2006               3,031,038        3,467,975    0.0



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
                        Currency
                         Denom-     Face                                                                 Value     Percent of
COUNTRY    Industries   ination    Amount          Fixed-Income Securities                 Cost        (Note 1a)   Net Assets
United     Multi-        GBP    10,375,000    English China Clays PLC,
Kingdom    Industry                           Convertible Bonds, 6.50% due
(concluded)                                     9/30/2003                           $    16,483,377  $    16,901,186    0.1%

           Telecommuni-  USD    43,750,000    International Cabletel, Inc.,
           cations                            Series B, 0/11.50% due 2/01/2006 (b)       32,492,765       35,546,875    0.3
                         USD    39,000,000    Ionica PLC, 0/15% due 5/01/2007
                                              (b)(m)                                     21,796,814       17,355,000    0.2
                         USD    20,250,000    Millicom International Cellular
                                              S.A., 0/13.50% due 6/01/2006 (b)           13,468,982       16,022,813    0.1
                                              NTL Inc.:
                         GBP    14,000,000      0/10.75% due 4/01/2008 (b)               13,683,320       14,151,676    0.1
                         GBP     9,250,000      9.50% due 4/01/2008                      15,088,593       15,435,581    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         96,530,474       98,511,945    0.8

           Textiles      GBP     2,500,000    Coats Viyella PLC, Convertible
                                              Bonds, Series B, 6.25% due 8/09/2003        3,535,704        3,968,150    0.0

           Utilities--   GBP    10,000,000    National Grid Co. PLC, Convertible
           Electric                           Bonds, 4.25% due 2/17/2008 (q)             16,554,000       18,149,065    0.1

                                              Total Fixed-Income Securities in the
                                              United Kingdom                            367,789,876      390,401,150    2.9


United     Agricultural  USD    12,000,000    Sun World International, Inc.,
States                                        11.25% due 4/15/2004                       12,000,000       13,110,000    0.1

           Airlines      USD    15,000,000    Trans World Airlines, 11.375%
                                              due 3/01/2006 (q)                          15,000,000       14,925,000    0.1

           Banking       USD    14,250,000    Ocwen Federal Bank, 12% due 6/15/2005      14,250,000       15,603,750    0.1

           Bio-          USD     7,200,000    Cetus Corporation (Euro), Convertible
           technology                         Bonds, 5.25% due 5/21/2002                  5,220,250        7,110,000    0.1

           Consumer--    USD    14,000,000    Zeta Consumer Products, 11.25% due
           Products                           11/30/2007 (q)                             14,000,000       12,600,000    0.1

           Finance       USD     4,500,000    Hawthorne Financial Corp., 12.50%
                                              due 12/31/2004                              4,500,000        4,668,750    0.0

           Financial     USD     9,000,000    Emergent Group Inc., Series B, 10.75%
           Services                           due 9/15/2004                               8,934,375        8,685,000    0.1

           Food &        USD    15,000,000    Tom's Food Inc., 10.50% due
           Beverage                           11/01/2004                                 15,000,000       15,187,500    0.1

           Healthcare    USD    14,000,000    American Retirement Corp.,
                                              Convertible Bonds, 5.75% due
                                              10/01/2002                                 14,000,000       14,980,000    0.1

           Holding       USD     5,000,000    American Banknote Corp., 11.25%
           Company                            due 12/01/2007 (r)                          4,950,739        5,037,500    0.0

           Homebuilding  USD    29,500,000    Beazer Homes USA, Inc., 9% due
           & Construc-                        3/01/2004                                  27,597,000       29,426,250    0.2
           tion

           Industrial    USD     8,000,000    Bar Technologies Ltd., 13.50%
                                              due 4/01/2001                               7,412,450        8,600,000    0.1
                         USD    21,750,000   ++Crown Packaging Enterprises, 0/14%
                                              due 8/01/2006 (b)                           9,265,575        1,087,500    0.0
                                                                                    ---------------  ---------------  ------
                                                                                         16,678,025        9,687,500    0.1

           Mining        USD    10,500,000    AEI Holding Co., 10% due
                                              11/15/2007 (q)                             10,570,000       10,920,000    0.1

           Oil &                              PDV America, Inc.:
           Related       USD    35,000,000      7.25% due 8/01/1998                      34,856,150       35,000,000    0.3
                         USD    10,000,000      7.75% due 8/01/2000                      10,062,500       10,100,000    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         44,918,650       45,100,000    0.4

           Real          USD    18,137,859    RTC Commercial Mortgage, Class C,
           Estate                             8.25% due 12/25/2020 (d)                   17,860,031       18,137,859    0.1

           Real Estate   USD    25,500,000    Alexander Haagen Properties, Inc.,
           Investment                         Exchangeable Debentures, 7.25% due
           Trusts                             12/27/2003 (q)                             25,291,250       24,990,000    0.2
                         USD     4,500,000    Capstone Capital Corp., Convertible
                                              Bonds, 6.55% due 3/14/2002                  4,145,886        4,365,000    0.0
                         USD     7,000,000    Centerpoint Properties Corp.,
                                              Convertible Bonds, 8.22% due 1/15/2004      7,000,000       12,451,250    0.1
                         USD    30,000,000    First Union Real Estate, 8.875%
                                              due 10/01/2003                             29,756,100       30,412,500    0.2
                         USD    25,000,000    First Washington Realty, Exchangeable
                                              Debentures, 8.25% due 6/26/1999 (r)        25,000,000       28,000,000    0.2
                                              Health & Retirement Properties Trust,
                                              Convertible Bonds:
                         USD    40,000,000      7.25% due 10/01/2001                     40,000,000       42,700,000    0.3
                         USD    15,000,000      7.50% due 10/01/2003                     15,000,000       16,012,500    0.1
                                              LTC Properties, Inc., Convertible
                                              Bonds:
                         USD    10,000,000      8.25% due 1/01/1999                      10,000,000       12,362,500    0.1
                         USD     8,000,000      8.50% due 1/01/2001                       8,000,000        9,880,000    0.1
                         USD    12,500,000      8.30% due 7/01/2001                      12,500,000       15,625,000    0.1
                         USD    25,000,000    Leperq Corporate Income Fund,
                                              Exchangeable Secured Notes, 8% due
                                              3/17/2004 (q)                              25,000,000       27,984,375    0.2
                                              Malan Realty Investors, Inc.,
                                              Convertible Bonds:
                         USD    27,000,000      8.50% due 7/15/2003 (q)                  27,000,000       27,911,250    0.2
                         USD     4,750,000      9.50% due 7/15/2004                       3,859,375        4,779,687    0.0
                         USD     9,415,000    Meditrust, Convertible Bonds, 8.54%
                                              due 7/01/2000                               9,602,637       10,674,256    0.1
                         USD     5,000,000    Mid-Atlantic Realty Trust,
                                              Convertible Bonds, 7.625% due
                                              9/15/2003                                   4,875,000        6,593,750    0.0
                         USD    22,000,000    National Health Investors, Inc.,
                                              Convertible Bonds, 7.75% due 1/01/2001     22,000,000       22,825,000    0.2
                         USD    17,000,000    Nationwide Health Properties Inc.,
                                              Convertible Bonds, 6.25% due 1/01/1999     16,800,000       17,488,750    0.1
                         USD    31,500,000    Omega Healthcare Investors Inc.,
                                              Convertible Bonds, 8.50% due 2/01/2001     31,552,500       39,886,875    0.3
                         USD     5,500,000    Sizeler Property Investors, Inc.,
                                              Convertible Bonds, 8% due 7/15/2003         5,505,000        5,445,000    0.0
                                                                                    ---------------  ---------------  ------
                                                                                        322,887,748      360,387,693    2.5

           Retail        USD     4,500,000    The Krystal Co., 10.25% due 10/01/2007      4,545,000        4,618,125    0.0
           --Food

           Retail--      USD    25,000,000    Coinstar Inc., 0/13% due 10/01/2006
           Miscellaneous                      (b)(k)                                     20,688,132       21,000,000    0.2

           Savings       USD    21,400,000    First Federal Financial Corporation,
           Bank                               11.75% due 10/01/2004                      21,401,250       23,968,000    0.2

           Semi-         USD     5,500,000    Cypress Semiconductor Corp.,
           conductors                         Convertible Bonds, 6% due
                                              10/01/2002 (q)                              4,727,500        4,970,625    0.0

           Steel         USD     2,442,500    Rouge/Worthington Industries, Inc.
                                              (Convertible, Series DECS)                 38,015,300       36,637,500    0.3



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                        Currency
                         Denom-     Face                                                                 Value     Percent of
COUNTRY    Industries   ination    Amount          Fixed-Income Securities                 Cost        (Note 1a)   Net Assets
United     Telecom-                           CAI Wireless Systems, Inc.:
States     munications   USD    45,000,000      13% due 6/01/1998 (r)               $    45,000,000  $    45,000,000    0.3%
(concluded)              USD    94,025,000      12.25% due 9/15/2002                     63,879,250       18,805,000    0.1
                         USD    30,000,000      12% due 10/01/2005                        1,000,000          300,000    0.0
                         USD   122,500,000    CS Wireless Systems Inc., 0/11.375%
                                              due 3/01/2006 (b)(l)                       66,404,889       24,500,000    0.2
                         USD    15,500,000    Call Net Enterprises Inc., 0/13.25%
                                              due 12/01/2004 (b)                         12,692,524       14,570,000    0.1
                         USD   120,363,000    CellNet Data Systems, Inc., 0/14%
                                              due 10/01/2007 (b)(h)                      52,510,363       68,005,095    0.5
                                              Centennial Communications Corp. (b):
                         USD    40,000,000      0/14% due 1/01/2005 (q)                  21,259,479       20,600,000    0.1
                         USD    11,925,186      0/9% due 1/01/2006                       10,207,853        9,957,530    0.1
                                              Geotek Communications, Inc.:
                         USD    24,650,000      Convertible Bonds, 12% due
                                                2/15/2001 (q)                            23,973,875       12,325,000    0.1
                         USD   104,000,000      Series B, 0/15% due 7/15/2005 (b)        62,600,960       48,880,000    0.4
                         USD    17,000,000    Heartland Wireless Communications
                                              Inc., 14% due 10/15/2004                   12,885,000        4,080,000    0.0
                         USD    37,500,000    Nextel Communications Inc., 0/9.95%
                                              due 2/15/2008 (b)(q)                       23,538,632       24,000,000    0.2
                         USD    53,000,000    People's Choice T.V. Corporation,
                                              0/13.125% due 6/01/2004 (b)(o)             28,545,738       14,575,000    0.1
                                              Telegroup Inc.:
                         USD    21,750,000      0/10.50% due 11/01/2004 (b)              17,806,643       17,835,000    0.1
                         USD    22,000,000      Convertible Bonds, 8% due
                                                4/15/2005 (q)                            22,000,000       29,260,000    0.2
                                              USN Communications Inc. (b):
                         USD    12,697,035      0/9% due 1/13/2006                       10,007,084       19,680,404    0.1
                         USD    32,032,000      Series B, 0/14.625% due 8/15/2004        19,188,703       25,625,600    0.2
                         USD    20,000,000    Unifi Communications, Inc., 14%
                                              due 3/01/2004 (g)                          18,955,528        3,000,000    0.0
                         USD    55,000,000    United International Holdings,
                                              Inc., 0/10.75% due 2/15/2008 (b)(f)        33,285,525       34,650,000    0.2
                                              United USN, Inc. (b):
                         USD    17,000,000      0/14% due 9/15/2003 (i)                  11,005,516       13,600,000    0.1
                         USD    35,000,000      Convertible Bonds, 0/9% due
                                                9/30/2004 (q)                            30,898,755       53,200,000    0.4
                         USD    15,500,000    Winstar Communications Inc., 0/14%
                                              due 10/15/2005 (b)                         10,416,517       12,555,000    0.1
                                              Wireless One Inc.:
                         USD    39,050,000      13% due 10/15/2003                       21,513,375        7,810,000    0.1
                         USD    16,250,000      0/13.50% due 8/01/2006 (b)                4,145,907        2,112,508    0.0
                                                                                    ---------------  ---------------  ------
                                                                                        623,722,116      524,926,137    3.7

           Trans         USD    10,625,000    Eletson Holdings Inc., 9.25% due
           portation--                        11/15/2003                                 10,558,437       10,917,188    0.1
           Shipping      USD    19,250,000    Teekay Shipping Corporation, 8.32%
                                              due 2/01/2008                              18,252,500       19,659,063    0.1
                                                                                    ---------------  ---------------  ------
                                                                                         28,810,937       30,576,251    0.2

           Trucking      USD    25,500,000    Ameritruck Distribution, 12.25%
                                              due 11/15/2005                             25,028,075       22,950,000    0.2

           US                                 Federal National Mortgage
           Government &                       Association (d):
           Agency        USD     5,495,708      8% due 10/01/2024                         5,247,543        5,696,631    0.0
           Obligations   USD    10,572,435      8% due 12/01/2024                        10,385,766       10,958,964    0.1
                                              US Treasury Inflation Indexed
                                              Notes:
                         USD   215,000,000      3.625% due 7/15/2002                    214,369,402      214,917,463    1.5
                         USD   125,000,000      3.375% due 1/15/2007                    123,217,917      123,693,680    0.9
                                              US Treasury Notes & Bonds:
                         USD   341,100,000      6% due 5/31/1998                        339,137,636      341,366,058    2.4
                         USD   150,000,000      6.125% due 8/31/1998 (c)                149,890,625      150,363,282    1.1
                         USD   200,000,000      5.75% due 12/31/1998                    198,992,025      200,374,000    1.4
                         USD   750,000,000      5.875% due 2/28/1999                    747,746,094      752,047,500    5.4
                         USD   300,000,000      5.875% due 2/15/2000                    294,964,844      301,406,250    2.2
                         USD   100,000,000      6% due 8/15/2000                        100,078,125      100,812,000    0.7
                         USD    55,000,000      7.875% due 8/15/2001                     53,943,600       58,609,100    0.4
                                                                                    ---------------  ---------------  ------
                                                                                      2,237,973,577    2,260,244,928   16.1

                                              Total Fixed-Income Securities
                                              in the United States                    3,553,278,705    3,515,458,368   25.1


Venezuela  Finance       USD     8,443,000    CANTV Finance Ltd., 9.25% due
                                              2/01/2004                                   8,231,925        8,464,108    0.1

                                              Total Fixed-Income Securities
                                              in Venezuela                                8,231,925        8,464,108    0.1


                                              Total Investments in Fixed-Income
                                              Securities                              6,493,049,871    6,543,445,500   46.8

                                                 Short-Term Securities
Indonesia  Certifi-                           UBS Singapore:
           cates of   IDR   50,000,000,000      20% due 5/18/1998                         6,756,757        6,230,529    0.0
           Deposit    IDR   50,000,000,000      21% due 5/20/1998                         6,622,517        6,230,529    0.0
                      IDR   50,000,000,000      24% due 5/22/1998                         6,493,506        6,230,529    0.0
                      IDR   50,000,000,000      24% due 5/27/1998                         6,369,427        6,230,530    0.1
                      IDR   50,000,000,000      24.50% due 5/27/1998                      6,369,427        6,230,530    0.1
                      IDR   50,000,000,000      28.50% due 5/29/1998                      6,349,206        6,230,530    0.1
                      IDR   50,000,000,000      30% due 6/05/1998                         6,172,839        6,230,530    0.1
                      IDR   40,000,000,000      32% due 6/05/1998                         4,984,424        4,984,424    0.0

                                              Total Short-Term Securities
                                              in Indonesia                               50,118,103       48,598,131    0.4


United     Commercial    USD    80,000,000    American Express Credit Corp., 5.50%
States     Paper**                            due 5/21/1998                              79,755,556       79,755,556    0.6
                                              Associates Corp. of North America:
                         USD    48,000,000      5.51% due 5/07/1998                      47,955,920       47,955,920    0.3
                         USD    30,000,000      5.50% due 6/03/1998                      29,848,750       29,848,750    0.2
                         USD    50,000,000    Barclays US Funding Corp., 5.48%
                                              due 5/07/1998                              49,954,333       49,954,333    0.4
                                              CIT Group Holdings, Inc. (The):
                         USD    50,000,000      5.52% due 5/01/1998                      50,000,000       50,000,000    0.4
                         USD    50,000,000      5.49% due 6/04/1998                      49,740,750       49,740,750    0.3
                         USD    50,000,000    Caisse des Depots et Consignations,
                                              5.50% due 5/04/1998                        49,977,083       49,977,083    0.4
                                              Daimler-Benz AG:
                         USD    75,000,000      5.52% due 5/01/1998                      75,000,000       75,000,000    0.5
                         USD    25,000,000      5.49% due 6/01/1998                      24,881,812       24,881,812    0.2
                         USD   100,000,000    Delaware Funding Corp., 5.51% due
                                              5/18/1998                                  99,739,806       99,739,806    0.7
                                              Dresdner US Finance Inc.:
                         USD    50,000,000      5.50% due 5/18/1998                      49,870,139       49,870,139    0.3
                         USD    50,000,000      5.49% due 5/26/1998                      49,809,375       49,809,375    0.3



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
                        Currency
                         Denom-     Face                                                                 Value     Percent of
COUNTRY    Industries   ination    Amount            Short-Term Securities                 Cost        (Note 1a)   Net Assets
United     Commercial                         Eiger Capital Corp.:
States     Paper**       USD    32,000,000      5.51% due 5/15/1998                 $    31,931,431  $    31,931,431    0.2%
(con-      (concluded)   USD    13,960,000      5.51% due 5/26/1998                      13,906,584       13,906,584    0.1
cluded)                  USD    24,000,000      5.53% due 5/28/1998                      23,900,460       23,900,460    0.2
                         USD    30,000,000      5.52% due 6/02/1998                      29,852,800       29,852,800    0.2
                         USD    37,000,000    Ford Motor Credit Co., 5.50% due
                                              5/19/1998                                  36,898,250       36,898,250    0.3
                         USD    89,000,000    General Electric Capital Corp.,
                                              5.51% due 5/22/1998                        88,713,939       88,713,939    0.6
                         USD    24,311,000    General Motors Acceptance Corp.,
                                              5.56% due 5/01/1998                        24,311,000       24,311,000    0.2
                         USD    50,000,000    Goldman Sachs Group L.P., 5.51%
                                              due 5/15/1998                              49,892,861       49,892,861    0.4
                         USD    50,000,000    Kredietbank North American Finance
                                              Corp., 5.50% due 5/01/1998                 50,000,000       50,000,000    0.4
                         USD    26,000,000    Matterhorn Capital Corp., 5.50%
                                              due 5/18/1998                              25,932,472       25,932,472    0.2
                         USD    20,000,000    MetLife Funding Corp., 5.50% due
                                              5/14/1998                                  19,960,278       19,960,278    0.1
                         USD    33,000,000    National Australia Funding (Delaware)
                                              Inc., 5.50% due 5/18/1998                  32,914,292       32,914,292    0.2
                                              Preferred Receivables Funding Corp.:
                         USD    75,000,000      5.55% due 5/04/1998                      74,965,312       74,965,312    0.5
                         USD    30,075,000      5.53% due 5/08/1998                      30,042,661       30,042,661    0.2
                                              Societe Generale N.A.:
                         USD    25,000,000      5.50% due 5/19/1998                      24,931,250       24,931,250    0.2
                         USD    30,000,000      5.50% due 5/20/1998                      29,912,917       29,912,917    0.2
                         USD    30,000,000    Transamerica Finance Corp., 5.56%
                                              due 5/04/1998                              29,986,100       29,986,100    0.2
                         USD    50,000,000    UBS Finance (Delaware) Inc., 5.50%
                                              due 5/14/1998                              49,900,694       49,900,694    0.4
                         USD    54,000,000    Xerox Credit Corp., 5.48% due
                                              5/11/1998                                  53,917,800       53,917,800    0.4

                                              Total Short-Term Investments in
                                              the United States                       1,378,404,625    1,378,404,625    9.8


                                              Total Investments in Short-Term
                                              Securities                              1,428,522,728    1,427,002,756   10.2


OPTIONS                      Nominal Value                                              Premiums
PURCHASED                  Covered by Options                  Issue                      Paid
           Put Options              25,000    ADC Telecommunications, Inc.,
           Purchased                          expiring August 1998 at USD 20                 12,750           15,625    0.0
                                    35,000    Oracle Corporation, expiring June
                                              1998 at USD 20                                  6,431            8,750    0.0

                                              Total Options Purchased                        19,181           24,375    0.0

                                              Total Investments                      12,348,472,174   13,581,814,264   97.0


OPTIONS                                                                                    Premiums
WRITTEN                                                                                    Received
           Call Options            500,000    3Com Corporation, expiring January
           Written                            1999 at USD 35                             (2,453,668)      (2,750,000)   0.0
                                   532,000    ADC Telecommunications, Inc.,
                                              expiring August 1998 at USD 20             (1,253,748)      (5,453,000)  (0.1)
                                   100,000    Aetna, Inc., expiring July 1998 at
                                              USD 80                                       (409,486)        (475,000)   0.0
                                   200,000    Baxter International, Inc., expiring
                                              November 1998 at USD 65                      (933,969)        (275,000)   0.0
                                 1,465,000    Cypress Semiconductors Corporation,
                                              expiring January 1999 at USD 10            (1,732,673)      (2,838,438)  (0.1)
                                   200,000    Electronic Data Systems Corporation,
                                              expiring January 1999 at USD 45              (993,967)        (875,000)   0.0
                                   230,000    Golden State BanCorp, expiring
                                              October 1998 at USD 40                       (820,634)        (805,000)   0.0
                                    50,000    Golden State BanCorp, expiring
                                              October 1998 at USD 45                       (117,246)         (93,750)   0.0
                                   100,000    Humana Inc., expiring November 1998
                                              at USD 27.50                                 (284,490)        (287,500)   0.0
                                   100,000    Input/Output Inc., expiring August
                                              1998 at USD 25                               (284,490)        (300,000)   0.0
                                   100,000    J.B. Hunt Transport Corp., expiring
                                              August 1998 at USD 25                        (290,740)        (787,500)   0.0
                                    70,000    J.B. Hunt Transport Corp., expiring
                                              November 1998 at USD 35                      (199,143)        (170,625)   0.0
                                   100,000    Key Corp., expiring June 1998 at
                                              USD 45                                       (221,992)         (75,000)   0.0
                                   272,268    Koninklijke KNP N.V., expiring
                                              June 1998 at NLG 3,116.30                    (367,553)        (103,785)   0.0
                                   200,000    Mellon Bank Corp., expiring
                                              September 1998 at USD 65                   (1,193,960)      (2,175,000)   0.0
                                   155,000    Mellon Bank Corp., expiring
                                              September 1998 at USD 70                     (706,204)      (1,336,875)   0.0
                                   120,000    Millipore Corp., expiring October
                                              1998 at USD 35                               (394,537)        (390,000)   0.0
                                 1,316,000    Mitsubishi Heavy Industries, Inc.,
                                              expiring May 1998 at JPY 3,565.60            (212,401)         (24,917)   0.0
                                 1,309,000    Mitsubishi Heavy Industries, Inc.,
                                              expiring May 1998 at JPY 3,571.50            (196,816)         (26,766)   0.0
                                   560,000    Mitsubishi Heavy Industries, Inc.,
                                              expiring September 1998 at
                                              JPY 3,632.70                                 (140,721)         (38,170)   0.0
                                   679,220    MontEdison S.p.A., expiring June
                                              1998 at ITL 3,242                             (39,412)          (8,700)   0.0
                                 8,537,183    MontEdison S.p.A., expiring June
                                              1998 at ITL 3,239                            (460,563)        (115,175)   0.0
                                   250,000    Motorola, Inc., expiring October
                                              1998 at USD 55                             (1,736,192)      (2,062,500)   0.0
                                   200,000    Motorola, Inc., expiring January
                                              1999 at USD 60                             (1,196,960)        (750,000)   0.0
                                   700,000    Noble Drilling Corp., expiring
                                              September 1998 at USD 35                   (2,297,683)      (2,012,500)   0.0
                                   600,000    Oracle Corporation, expiring June
                                              1998 at USD 20                             (1,763,191)      (3,825,000)  (0.1)
                                   300,000    Oracle Corporation, expiring January
                                              1999 at USD 30                               (890,970)        (862,500)   0.0
                                   400,000    Oracle Corporation, expiring January
                                              1999 at USD 35                             (1,306,706)        (675,000)   0.0
                                   200,000    Oxford Healthcare Corp., expiring
                                              August 1998 at USD 15                        (618,979)        (750,000)   0.0
                                   100,000    Oxford Healthcare Corp., expiring
                                              August 1998 at USD 22.50                     (309,490)         (62,500)   0.0
                                    15,000    Plains Resources, Inc., expiring
                                              October 1998 at USD 22.50                     (37,236)         (46,875)   0.0
                                   200,000    Potomac Electric Power Co.,
                                              expiring August 1998 at USD 25               (297,490)        (175,000)   0.0
                                   150,000    QUALCOM Inc., expiring July 1998
                                              at USD 60                                    (745,475)        (525,000)   0.0
                                    50,000    QUALCOM Inc., expiring July 1998
                                              at USD 70                                    (167,244)         (50,000)   0.0
                                   250,000    QUALCOM Inc., expiring January 1999
                                              at USD 60                                  (1,630,025)      (2,062,500)   0.0
                                    50,000    QUALCOM Inc., expiring January 1999
                                              at USD 80                                    (242,242)        (150,000)   0.0
                                   100,000    Reader's Digest Association, Inc.,
                                              expiring October 1998 at USD 30              (122,996)        (112,500)   0.0



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
OPTIONS WRITTEN               Nominal Value                                              Premiums        Value     Percent of
(concluded)                 Covered by Options               Issue                       Received      (Note 1a)   Net Assets
           Call Options            250,000    Silicon Graphics, Inc., expiring
           Written                            August 1998 at USD 12.50              $      (554,981) $      (484,375)   0.0%
           (concluded)              50,000    Stratus Computer, Inc., expiring
                                              July 1998 at USD 50                          (219,430)         (81,250)   0.0
                                    25,000    Texaco Inc., expiring October
                                              1998 at USD 60                               (130,496)        (134,375)   0.0
                                   200,000    Tidewater, Inc., expiring July
                                              1998 at USD 45                               (956,468)        (300,000)   0.0
                                   100,000    TransOcean Offshore, ASA,expiring
                                              August 1998 at USD 45                        (434,485)      (1,287,500)   0.0
                                   100,000    Western Wireless Corp., expiring
                                              November 1998 at USD 25                      (324,489)        (175,000)   0.0

                                              Total Options Written                     (29,691,641)     (35,989,576)  (0.3)


           Total Investments, Net of Options Written                                $12,318,780,533   13,545,824,688   96.7
                                                                                    ---------------
           Short Sales (Proceeds--$25,236,484)***                                                        (29,583,763)  (0.2)

           Variation Margin on Financial Futures Contracts****                                             1,093,733    0.0

           Unrealized Depreciation on Forward Foreign Exchange Contracts*****                             (4,764,659)   0.0

           Other Assets Less Liabilities                                                                 489,837,642    3.5
                                                                                                     ---------------  ------
           Net Assets                                                                                $14,002,407,641  100.0%
                                                                                                     ===============  ======



        +++Represents a pay-in-kind security which may pay interest in additional shares/face.
          *American Depositary Receipts (ADR).
         **Commercial Paper is traded on a discount basis. The interest rates shown are the rates in effect at April 30, 1998.
        ***Covered short sales entered into as of April 30, 1998 were as follows:


           Common                                                    Value
           Shares                     Issue                        (Note 1i)
           1,248,000    Yamanouchi Pharmaceutical Co., Ltd.      $(29,583,763)

           Total (Proceeds--$25,236,484)                         $(29,583,763)
                                                                 ============


       ****Financial futures contracts purchased as of April 30, 1998 were as follows:

           Number of                               Expiration        Value
           Contracts     Issue        Exchange        Date      (Notes 1a & 1d)
              282  Hang Seng Index   Hang Seng      May 1998      $ 18,766,508
            2,835     Nikkei 225       OSAKA       June 1998       333,441,003
                                                                  ------------
           Total Financial Futures Contracts Purchased
           (Total Contract Price--$380,081,449)                   $352,207,511
                                                                  ============

           Financial futures contracts sold as of April 30, 1998 were as follows:

           Number of                               Expiration        Value
           Contracts      Issue         Exchange      Date      (Notes 1a & 1d)
              280       Japanese
                    Government Bond       Tokyo    June 1998      $278,536,807
              275  Standard & Poor's
                       500 Index          NYSE     June 1998        76,945,000
              200   US Treasury Bond      NYSE     June 1998        22,462,500
                                                                  ------------
           Total Financial Futures Contracts Sold
           (Total Contract Price--$371,639,025)                   $377,944,307
                                                                  ============

      *****Forward foreign exchange contracts sold as of April 30, 1998 were as follows:

                                                                    Unrealized
                                                                   Appreciation
           Foreign                           Expiration           (Depreciation)
           Currency Sold                        Date                (Note 1d)
           CHF              37,000,000         June 1998          $   106,602
           ESP           1,000,000,000          May 1998             (152,672)
           ESP             750,000,000         June 1998                 7,141
           FRF             695,000,000          May 1998           (1,936,738)
           FRF             479,000,000         June 1998             (944,777)
           GBP             145,000,000          May 1998             (164,680)
           GBP              65,000,000         June 1998             (328,950)
           JPY           9,000,000,000          May 1998             1,428,579
           JPY          15,000,000,000         June 1998             (198,046)
           NLG             200,000,000          May 1998             (750,431)
           NLG              77,000,000         June 1998             (190,111)
           NOK             172,000,000          May 1998             (127,815)
           SEK             380,000,000          May 1998           (1,512,761)
                                                                 ------------
           Total Unrealized Depreciation on Forward
           Foreign Exchange Contracts--Net
           (USD Commitment--$969,537,463)                        $ (4,764,659)
                                                                 ============


        (a)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds at a predetermined price until the expiration date.
        (b)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed-rate of interest that will commence its accrual on a predetermined date until maturity.
        (c)All or a portion of security held as collateral in connection with open financial futures.
        (d)Subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be less than the original maturity.
        (e)Each $10 face amount contains 40 shares of First Place Tower,
           Inc.
        (f)Each $1,000 face amount contains one warrant of United
           International Holdings, Inc.
        (g)Each $1,000 face amount contains one warrant of Unifi Communications, Inc.
        (h)Each $1,000 face amount contains four warrants of CellNet Data Systems, Inc.
        (i)Each $1,000 face amount contains one warrant of United USN, Inc.
        (j)Each $1,000 face amount contains one warrant of PLD Telekom Inc.
        (k)Each $1,000 face amount contains one warrant of Coinstar, Inc.
        (l)Each $1,000 face amount contains 1.1 shares of common stock of CS Wireless Systems, Inc.
        (m)Each $1,000 face amount contains one warrant of Ionica PLC.
        (n)Securities held as collateral in connection with covered short
        (o)Each $1,000 face amount contains one warrant of People's Choice
           T.V. Corp.
        (p)Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commerical bank loans by countries issuing these scurities.
        (q)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
        (r)Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $138,794,000, representing 1.0% of net assets.
           sales.

                                             Acquisition                            Value
           Issue                               Date(s)              Cost          (Note 1a)
           American Banknote Corp.,
              11.25% due 12/01/2007           12/05/1997       $  4,950,739      $  5,037,500
           CAI Wireless Systems, Inc.,
              13% due 6/01/1998               2/17/1998          45,000,000        45,000,000
           Diva Systems Corp.
              (Convertible, Series C)         7/17/1996-
                                              8/22/1996           8,410,000        15,000,000
           First Washington Realty,
              Exchangeable Debentures,
              8.25% due 6/26/1999             6/27/1994          25,000,000        28,000,000
           Ionica PLC                         2/25/1997          10,286,966         3,290,474
           Ionica PLC (Warrants)              2/25/1997                  --            25,508
           Petroleos Mexicanos,
              8.625% due 12/01/2023           5/24/1996-
                                              8/01/1996          25,007,000        42,441,000
                                                               ------------      ------------
           Total                                               $118,654,705      $138,794,482
                                                               ============      ============


        (s)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2 (a) (3) of the Investment Company Act of 1940) are as follows:

                                                                                     Dividend/
                                                        Net Share/       Net          Interest
           Industry           Affiliate               Face Activity      Cost          Income
           Healthcare        Advocat, Inc.                     --             --           ++
            Services
           Computer          Borland
            Software           International
                               Corp.                           --             --           ++
           Utilities--       El Paso Electric
            Electric &         Company                   (400,000)   $(2,100,000)          ++
            Gas
           Retail Stores     Filene's
                               Basement Corp.                  --             --           ++
           Real Estate       Mid-America
            Investment         Realty Investments              --        (92,582)   $ 290,972
            Trusts
           Telecommu-        PLD Telekom Inc.                  --             --           ++
            nications
           Telecommu-        PLD Telekom Inc.
            nications          (Warrants)                  74,500        111,751           ++
           Telecommu-        PLD Telekom Inc.
            nications          (Warrants)                  18,700         30,855           ++
           Telecommu-        PLD Telekom Inc.,
            nications          Convertible Bonds,
                               0/14% due 6/01/2004             --      4,326,525    4,326,524
           Telecommu-        PLD Telekom Inc.,
            nications          Convertible Bonds,
                               9% due 6/01/2006                --             --      836,144
           Real Estate       Prime Retail, Inc.                --     (1,761,386)   1,085,497
            Investment
            Trusts
           Real Estate       Prime Retail, Inc.
            Investment         (10.50%)                        --             --      941,719
            Trusts
           Insurance         Risk Capital
                               Holdings Inc.               20,000        412,500           ++
           Telecommu-        Rogers Cantel Mobile
            nications          Communications Inc.
                               (Class B)                       --             --           ++
           Telecommu-        Rogers Cantel Mobile
            nications          Communications Inc.
                               (Class B)(USD)             100,000      1,105,000           ++
           Gaming            Scientific Games
                               Holdings Corp.                  --             --           ++
           Retail/           Ugly Duckling
            Automotive         Corporation                235,000      2,379,375           ++


         ++Non-income producing security.



           See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



STATEMENT OF ASSETS AND LIABILITIES
                    As of April 30, 1998
Assets:             Investments, at value (identified cost--$12,348,452,993)
                    (Note 1a)                                                                            $13,581,789,889
                    Put options purchased, at value (cost--$19,181)
                    (Notes 1a & 1d)                                                                               24,375
                    Foreign cash (Note 1c)                                                                   417,645,843
                    Cash                                                                                      16,678,352
                    Deposits on short sales (Note 1i)                                                         25,236,484
                    Receivables:
                      Interest                                                        $    94,009,915
                      Capital shares sold                                                  17,571,885
                      Dividends                                                            15,483,088
                      Securities sold                                                      10,862,845
                      Variation margin (Note 1d)                                            1,093,733
                      Options written                                                         198,231        139,219,697
                                                                                      ---------------
                    Prepaid registration fees and other assets (Note 1g)                                       2,858,414
                                                                                                         ---------------
                    Total assets                                                                          14,183,453,054
                                                                                                         ---------------

Liabilities:        Common stocks sold short, at market value (proceeds--
                    $25,236,484) (Note 1i)                                                                    29,583,763
                    Options written, at value (premiums received--$29,691,641)
                    (Notes 1a & 1d)                                                                           35,989,576
                    Unrealized depreciation on forward foreign exchange contracts
                    (Note 1d)                                                                                  4,764,659
                    Payables:
                      Securities purchased                                                 53,917,903
                      Capital shares redeemed                                              35,337,764
                      Distributor (Note 2)                                                  8,941,125
                      Investment adviser (Note 2)                                           7,664,868
                      Dividends on short sales (Note 1i)                                      123,598
                      Options purchased                                                         3,056        105,988,314
                                                                                      ---------------
                    Accrued expenses and other liabilities                                                     4,719,101
                                                                                                         ---------------
                    Total liabilities                                                                        181,045,413
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $14,002,407,641
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 450,000,000
Consist of:         shares authorized                                                                    $    13,568,459
                    Class B Shares of Common Stock, $0.10 par value, 2,000,000,000
                    shares authorized                                                                         63,944,661
                    Class C Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          4,767,373
                    Class D Shares of Common Stock, $0.10 par value, 900,000,000
                    shares authorized                                                                         10,269,659
                    Paid-in capital in excess of par                                                      11,991,255,302
                    Undistributed investment income--net                                                     105,465,321
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                       622,938,118
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                      1,190,198,748
                                                                                                         ---------------
                    Net assets                                                                           $14,002,407,641
                                                                                                         ===============

Net Asset           Class A--Based on net assets of $2,082,008,582 and 135,684,592
Value:                       shares outstanding                                                          $         15.34
                                                                                                         ===============
                    Class B--Based on net assets of $9,637,085,428 and 639,446,609
                             shares outstanding                                                          $         15.07
                                                                                                         ===============
                    Class C--Based on net assets of $710,199,763 and 47,673,734
                             shares outstanding                                                          $         14.90
                                                                                                         ===============
                    Class D--Based on net assets of $1,573,113,868 and 102,696,586
                             shares outstanding                                                          $         15.32
                                                                                                         ===============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 1998
Investment          Interest and discount earned (net of $65,626 foreign
Income              withholding tax)                                                                     $   288,505,570
(Notes 1e & 1f):    Dividends (net of $2,999,223 foreign withholding tax)                                     53,400,332
                    Other                                                                                      3,068,505
                                                                                                         ---------------
                    Total income                                                                             344,974,407
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                  $   51,996,143
                    Account maintenance and distribution fees--Class B (Note 2)            48,020,051
                    Transfer agent fees--Class B (Note 2)                                   6,295,111
                    Account maintenance and distribution fees--Class C (Note 2)             3,404,511
                    Account maintenance fees--Class D (Note 2)                              1,882,022
                    Custodian fees                                                          1,598,262
                    Transfer agent fees--Class A (Note 2)                                   1,177,441
                    Transfer agent fees--Class D (Note 2)                                     854,692
                    Printing and shareholder reports                                          487,710
                    Accounting services (Note 2)                                              482,204
                    Transfer agent fees--Class C (Note 2)                                     477,381
                    Registration fees (Note 1g)                                               296,183
                    Dividends on short sales (Note 1i)                                        286,278
                                                                                      ---------------
                    Total expenses before reimbursement                                   117,257,989
                    Reimbursement of expenses (Note 2)                                     (6,370,119)
                                                                                      ---------------
                    Total expenses after reimbursement                                                       110,887,870
                                                                                                         ---------------
                    Investment income--net                                                                   234,086,537
                                                                                                         ---------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                $   691,812,639
(Loss) on             Foreign currency transactions--net                                  (57,121,282)       634,691,357
Investments &                                                                         ---------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                    121,810,340
(Notes 1c, 1d,        Foreign currency transactions--net                                   29,238,382        151,048,722
1f & 3):                                                                              ---------------    ---------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    785,740,079
                                                                                                         ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $ 1,019,826,616
                                                                                                         ===============

                    See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                        For the Six      For the Year
                                                                                       Months Ended          Ended
                    Increase (Decrease) in Net Assets:                                 April 30, 1998    Oct. 31, 1997
Operations:         Investment income--net                                            $   234,086,537    $   512,330,919
                    Realized gain on investments and foreign currency
                    transactions--net                                                     634,691,357      1,254,936,241
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                151,048,722         79,910,089
                                                                                      ---------------    ---------------
                    Net increase in net assets resulting from operations                1,019,826,616      1,847,177,249
                                                                                      ---------------    ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                             (66,036,680)      (111,208,977)
Shareholders          Class B                                                            (259,458,814)      (435,557,200)
(Note 1h):            Class C                                                             (18,310,368)       (23,496,200)
                      Class D                                                             (44,885,416)       (64,960,694)
                    Realized gain on investments--net:
                      Class A                                                            (159,001,453)       (79,203,184)
                      Class B                                                            (747,330,007)      (378,949,932)
                      Class C                                                             (52,244,261)       (17,801,965)
                      Class D                                                            (112,523,476)       (45,374,563)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                      (1,459,790,475)    (1,156,552,715)
                                                                                      ---------------    ---------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                          279,336,388      1,540,268,692
(Note 4):                                                                             ---------------    ---------------

Net Assets:         Total increase (decrease) in net assets                              (160,627,471)     2,230,893,226
                    Beginning of period                                                14,163,035,112     11,932,141,886
                                                                                      ---------------    ---------------
                    End of period*                                                    $14,002,407,641    $14,163,035,112
                                                                                      ===============    ===============

                   *Undistributed investment income--net                              $   105,465,321    $   260,070,062
                                                                                      ===============    ===============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                     Class A
                    The following per share data and
                    ratios have been derived from
                    information provided in the
                    financial statements.               For the Six
                                                        Months Ended
                    Increase (Decrease) in Net Asset      April 30,           For the Year Ended October 31,
                    Value:                                 1998++        1997++        1996++       1995++       1994
Per Share           Net asset value, beginning
Operating           of period                           $     15.92  $     15.17  $     14.21  $     13.07   $     13.52
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .31          .71          .78          .79           .60
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                  .81         1.57         1.59         1.04          (.31)
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations           1.12         2.28         2.37         1.83           .29
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends and distributions:
                      Investment income--net                   (.50)        (.88)        (.98)        (.39)         (.51)
                      Realized gain on
                      investments--net                        (1.20)        (.65)        (.43)        (.30)         (.23)
                                                        -----------  -----------  -----------  -----------   -----------
                    Total dividends and distributions         (1.70)       (1.53)       (1.41)        (.69)         (.74)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of period      $     15.34  $     15.92  $     15.17  $     14.21   $     13.07
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value
Return:**           per share                                 7.96%+++    16.08%       17.81%       14.81%         2.14%
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement             .82%*        .83%         .86%         .90%          .89%
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                   .90%*        .91%         .93%         .90%          .89%
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    4.16%*       4.64%        5.31%        5.98%         4.60%
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of period
Data:               (in thousands)                      $ 2,082,009  $ 2,132,254  $ 1,841,974  $ 1,487,805   $ 1,357,906
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       19.57%       55.42%       51.26%       36.78%        57.04%
                                                        ===========  ===========  ===========  ===========   ===========
                    Average commission rate
                    paid++++                            $     .0226  $     .0307  $     .0048           --            --
                                                        ===========  ===========  ===========  ===========   ===========



                                                                                    Class B
                    The following per share data and
                    ratios have been derived from
                    information provided in the
                    financial statements.               For the Six
                                                        Months Ended
                    Increase (Decrease) in Net Asset     April 30,             For the Year Ended October 31,
                    Value:                                 1998++       1997++        1996++       1995++       1994
Per Share           Net asset value, beginning
Operating           of period                           $     15.65  $     14.95  $     14.01  $     12.91   $     13.38
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .23          .55          .62          .65           .46
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency trans-
                    actions--net                                .81         1.52         1.59         1.01          (.31)
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations           1.04         2.07         2.21         1.66           .15
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends and distributions:
                      Investment income--net                   (.42)        (.72)        (.84)        (.26)         (.39)
                      Realized gain on invest-
                      ments--net                              (1.20)        (.65)        (.43)        (.30)         (.23)
                                                        -----------  -----------  -----------  -----------   -----------
                    Total dividends and distributions         (1.62)       (1.37)       (1.27)        (.56)         (.62)
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of period      $     15.07  $     15.65  $     14.95  $     14.01   $     12.91
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value per
Return:**           share                                     7.49%+++    14.82%       16.71%       13.54%         1.13%
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.83%*       1.85%        1.87%        1.93%         1.91%
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  1.93%*       1.93%        1.95%        1.93%         1.91%
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    3.14%*       3.62%        4.29%        4.96%         3.58%
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of period (in
Data:               thousands)                          $ 9,637,085  $ 9,879,603  $ 8,660,279  $ 6,668,499   $ 6,457,130
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       19.57%       55.42%       51.26%       36.78%        57.04%
                                                        ===========  ===========  ===========  ===========   ===========
                    Average commission rate
                    paid++++                            $     .0226  $     .0307  $     .0048           --            --
                                                        ===========  ===========  ===========  ===========   ===========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



FINANCIAL HIGHLIGHTS (concluded)
                                                                                    Class C
                    The following per share data and
                    ratios have been derived from
                    information provided in the           For the                                             For the
                    financial statements.                Six Months                                           Period
                                                           Ended                                           Oct. 21, 1994++
                    Increase (Decrease) in Net Asset      April 30,       For the Year Ended October 31,     to Oct. 31,
                    Value:                                 1998++++     1997++++      1996++++     1995++++     1994
Per Share           Net asset value, beginning of
Operating           period                              $     15.50  $     14.83  $     13.94  $     12.91   $     12.91
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .23          .54          .61          .64           .01
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                  .79         1.52         1.58         1.02          (.01)
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations           1.02         2.06         2.19         1.66            --
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends and distributions:
                      Investment income--net                   (.42)        (.74)        (.87)        (.33)           --
                      Realized gain on
                      investments--net                        (1.20)        (.65)        (.43)        (.30)           --
                                                        -----------  -----------  -----------  -----------   -----------
                    Total dividends and distributions         (1.62)       (1.39)       (1.30)        (.63)           --
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of period      $     14.90  $     15.50  $     14.83  $     13.94   $     12.91
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value
Return:**           per share                                 7.46%+++    14.84%       16.68%       13.58%          .00%+++
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.84%*       1.86%        1.88%        1.95%         2.44%*
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  1.94%*       1.94%        1.95%        1.95%         2.44%*
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    3.13%*       3.60%        4.24%        4.80%         3.71%*
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of period
Data:               (in thousands)                      $   710,200  $   671,467  $   385,753  $   102,361   $     7,347
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       19.57%       55.42%       51.26%       36.78%        57.04%
                                                        ===========  ===========  ===========  ===========   ===========
                    Average commission rate
                    paid++++++                          $     .0226  $     .0307  $     .0048           --            --
                                                        ===========  ===========  ===========  ===========   ===========


                                                                                    Class D
                    The following per share data and
                    ratios have been derived from
                    information provided in the          For the                                              For the
                    financial statements.               Six Months                                            Period
                                                          Ended                                             Oct. 21, 1994++
                    Increase (Decrease) in Net Asset     April 30,         For the Year Ended October 31,    to Oct. 31,
                    Value:                                1998++++     1997++++      1996++++     1995++++      1994
Per Share           Net asset value, beginning of
Operating           period                              $     15.89  $     15.15  $     14.19  $     13.08   $     13.07
Performance:                                            -----------  -----------  -----------  -----------   -----------
                    Investment income--net                      .29          .68          .77          .77           .01
                    Realized and unrealized gain on
                    investments and foreign
                    currency transactions--net                  .82         1.55         1.57         1.01            --
                                                        -----------  -----------  -----------  -----------   -----------
                    Total from investment operations           1.11         2.23         2.34         1.78           .01
                                                        -----------  -----------  -----------  -----------   -----------
                    Less dividends and distributions:
                      Investment income--net                   (.48)        (.84)        (.95)        (.37)           --
                      Realized gain on
                      investments--net                        (1.20)        (.65)        (.43)        (.30)           --
                                                        -----------  -----------  -----------  -----------   -----------
                    Total dividends and distributions         (1.68)       (1.49)       (1.38)        (.67)           --
                                                        -----------  -----------  -----------  -----------   -----------
                    Net asset value, end of period      $     15.32  $     15.89  $     15.15  $     14.19   $     13.08
                                                        ===========  ===========  ===========  ===========   ===========

Total Investment    Based on net asset value
Return:**           per share                                 7.89%+++    15.76%       17.59%       14.43%          .08%+++
                                                        ===========  ===========  ===========  ===========   ===========

Ratios to Average   Expenses, net of reimbursement            1.07%*       1.08%        1.10%        1.16%         1.69%*
Net Assets:                                             ===========  ===========  ===========  ===========   ===========
                    Expenses                                  1.16%*       1.16%        1.18%        1.16%         1.69%*
                                                        ===========  ===========  ===========  ===========   ===========
                    Investment income--net                    3.91%*       4.38%        5.04%        5.63%         4.46%*
                                                        ===========  ===========  ===========  ===========   ===========

Supplemental        Net assets, end of period
Data:               (in thousands)                      $ 1,573,114  $ 1,479,711  $ 1,044,136  $   256,525   $     4,968
                                                        ===========  ===========  ===========  ===========   ===========
                    Portfolio turnover                       19.57%       55.42%       51.26%       36.78%        57.04%
                                                        ===========  ===========  ===========  ===========   ===========
                    Average commission rate
                    paid++++++                          $     .0226  $     .0307  $     .0048           --            --
                                                        ===========  ===========  ===========  ===========   ===========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.




Merrill Lynch Global Allocation Fund, Inc., April 30, 1998




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with financial institutions that have, in the opinion of Merrill Lynch Asset Management, L.P. ("MLAM"), substantial capital relative to the Fund's exposure, or have provided the Fund with a third-party guaranty or other credit enhancement. Under such agreements, the financial institution agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of 0.75% to 0.70%, from 0.70% to 0.65% for average daily net assets in excess of $5 billion, from 0.65% to 0.625% for average daily net assets in excess of $7.5 billion, and from 0.625% to 0.60% for average daily net assets in excess of $10 billion. For the six months ended April 30, 1998, MLAM earned fees of $51,996,143, of which $6,370,119 was voluntarily waived. MLAM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of 0.10% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the six months ended April 30, 1998, MLAM paid MLAM U.K. a fee of $6,081,949 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:




Merrill Lynch Global Allocation Fund, Inc., April 30, 1998




NOTES TO FINANCIAL STATEMENTS (concluded)


                                   Account
                               Maintenance Fee      Distribution Fee

Class B                             0.25%                 0.75%
Class C                             0.25%                 0.75%
Class D                             0.25%                  --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD            MLPF&S

Class A                               $14,035         $178,036
Class D                               $45,919         $619,227


For the six months ended April 30, 1998, MLPF&S received contingent deferred sales charges of $5,819,684 and $119,037 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $26,866 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $444,248 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 1998.

For the six months ended April 30, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $272 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $2,363,270,431 and $2,979,448,964, respectively.

Net realized gains (losses) for the six months ended April 30, 1998 and net unrealized gains (losses) as of April 30, 1998 were as follows:


                                       Realized        Unrealized
                                        Gains            Gains
                                       (Losses)         (Losses)

Long-term investments              $ 736,327,516     $1,234,856,868
Short-term investments                    (5,443)        (1,519,972)
Short sales investments                 (274,001)        (4,347,279)
Options purchased                             --              5,194
Options written                        3,703,337         (6,297,935)
Financial futures contracts          (47,938,770)       (34,179,220)
Forward foreign exchange contracts    12,071,442         (4,764,659)
Foreign currency transactions        (69,192,724)         6,445,751
                                   -------------     --------------
Total                              $ 634,691,357     $1,190,198,748
                                   =============     ==============


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,227,044,155, of which $1,912,513,120 related to appreciated securities and $685,468,965 related to depreciated securities. At April 30, 1998, the aggregate cost of investments, net of premiums received for options written, for Federal income tax purposes was $12,318,780,533.

Transactions in call options written for the six months ended April 30, 1998 were as follows:


                                     Nominal Value      Premiums
                                       Covered          Received
Outstanding call options written,
beginning of period                    2,050,000      $   8,091,353
Options written                       21,385,671         31,350,273
Options exercised                       (286,000)        (4,137,661)
Options closed                        (1,964,000)        (5,612,324)
                                    ------------      -------------
Outstanding call options written,
end of period                         21,185,671      $  29,691,641
                                    ============      =============



4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $279,336,388 and $1,540,268,692 for the six months ended April 30, 1998 and for the year ended October 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six                               Dollar
Months Ended April 30, 1998             Shares           Amount

Shares sold                           10,727,022     $  160,971,890
Shares issued to shareholders in
reinvestment of dividends and
distributions                         14,287,420        201,309,758
                                   -------------     --------------
Total issued                          25,014,442        362,281,648
Shares redeemed                      (23,286,070)      (347,691,093)
                                   -------------     --------------
Net increase                           1,728,372     $   14,590,555
                                   =============     ==============


Class A Shares for the Year                              Dollar
Ended October 31, 1997                  Shares           Amount

Shares sold                           29,258,107     $  446,649,910
Shares issued to shareholders in
reinvestment of dividends and
distributions                         11,603,933        170,013,343
                                   -------------     --------------
Total issued                          40,862,040        616,663,253
Shares redeemed                      (28,298,487)      (435,986,811)
                                   -------------     --------------
Net increase                          12,563,553     $  180,676,442
                                   =============     ==============



Class B Shares for the Six                               Dollar
Months Ended April 30, 1998             Shares           Amount

Shares sold                           37,908,746     $  560,580,918
Shares issued to shareholders in
reinvestment of dividends and
distributions                         63,365,402        880,145,434
                                   -------------     --------------
Total issued                         101,274,148      1,440,726,352
Shares redeemed                      (87,359,047)    (1,287,963,711)
Automatic conversion of shares        (5,562,962)       (81,461,205)
                                   -------------     --------------
Net increase                           8,352,139     $   71,301,436
                                   =============     ==============



Class B Shares for the Year                              Dollar
Ended October 31, 1997                  Shares           Amount

Shares sold                          121,098,572     $1,825,730,372
Shares issued to shareholders in
reinvestment of dividends and
distributions                         49,478,020        713,661,687
                                   -------------     --------------
Total issued                         170,576,592      2,539,392,059
Shares redeemed                     (108,673,162)    (1,647,892,648)
Automatic conversion of shares       (10,144,962)      (152,808,738)
                                   -------------     --------------
Net increase                          51,758,468     $  738,690,673
                                   =============     ==============



Class C Shares for the Six                               Dollar
Months Ended April 30, 1998             Shares           Amount

Shares sold                            6,644,323     $   96,735,695
Shares issued to shareholders in
reinvestment of dividends and
distributions                          4,571,829         62,771,216
                                   -------------     --------------
Total issued                          11,216,152        159,506,911
Shares redeemed                       (6,869,537)      (100,033,504)
                                   -------------     --------------
Net increase                           4,346,615     $   59,473,407
                                   =============     ==============



Class C Shares for the Year                              Dollar
Ended October 31, 1997                  Shares           Amount

Shares sold                           21,707,656     $  324,717,339
Shares issued to shareholders in
reinvestment of dividends and
distributions                          2,575,436         36,957,125
                                   -------------     --------------
Total issued                          24,283,092        361,674,464
Shares redeemed                       (6,974,368)      (104,951,727)
                                   -------------     --------------
Net increase                          17,308,724     $  256,722,737
                                   =============     ==============



Class D Shares for the Six                               Dollar
Months Ended April 30, 1998             Shares           Amount

Shares sold                            9,033,666     $  134,808,765
Automatic conversion of shares         5,480,568         81,461,205
Shares issued to shareholders in
reinvestment of dividends and
distributions                          9,653,249        135,917,749
                                   -------------     --------------
Total issued                          24,167,483        352,187,719
Shares redeemed                      (14,586,343)      (218,216,729)
                                   -------------     --------------
Net increase                           9,581,140     $  133,970,990
                                   =============     ==============



Class D Shares for the Year                              Dollar
Ended October 31, 1997                  Shares           Amount

Shares sold                           22,634,091     $  346,497,021
Automatic conversion of shares        10,015,861        152,808,738
Shares issued to shareholders in
reinvestment of dividends and
distributions                          6,415,926         94,133,358
                                   -------------     --------------
Total issued                          39,065,878        593,439,117
Shares redeemed                      (14,860,090)      (229,260,277)
                                   -------------     --------------
Net increase                          24,205,788     $  364,178,840
                                   =============     ==============



5. Commitments:
At April 30, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $64,563,000 and $57,146,000, respectively.



Merrill Lynch Global Allocation Fund, Inc., April 30, 1998



COMMON STOCK PORTFOLIO CHANGES


For the Quarter Ended April 30, 1998


Additions

 AMB Property Corporation
 Anthracite Capital, Inc.
 Banco Comercial Portugues, S.A. (BCP)
 Banco Comercial Portugues, S.A. (BCP)
    (Registered)
*Bass PLC (B Shares)
 CAI Wireless Systems, Inc.
 Consolidated Freightways Corp.
 DIMON, Inc.
 HSBC Holdings PLC (GBP)
 Imation Corp.
 Iomega Corporation
 Millipore Corporation
 Motorola, Inc.
 Novartis AG (Registered)
*PolyGram N.V.
 SmithKline Beecham PLC
 Societe Generale de France S.A. (New
    Shares)
 Wilshire Real Estate Investment Trust Inc.




Deletions

 AirTouch Communications, Inc.
 Alteon, Inc.
 Alumax, Inc.
 Assurances Generales de France S.A. (AGF)
 BCE Telecommunications, Inc.
*Bass PLC (B Shares)
 British Airways PLC
 C.P. Pokphand Co. Ltd. (Ordinary)
 CS Holdings AG (Registered)
 Comsat Corp.
 Consolidated Edison Company, Inc.
 CoreStates Financial Corp.
 Daimler-Benz AG
 Department 56, Inc.
 Deutsche Telekom AG
 Downey Savings & Loan Association
 Eastman Kodak Company
 FileNet Corporation
 First Chicago NBD Corporation
 Ford Motor Company
 Fotolabo S.A.
 Gannett Co., Inc.
 Geotek Communications, Inc.
 Groupe Danone S.A.
 Grupo Fosforera Espanola S.A.
 Hartford Financial Services Group Inc.
 Imperial Chemical Industries PLC
 Lincoln National Corp.
 Lukens Inc.
 Nokia Corp. (ADR)
 Nokia OY
*PolyGram N.V.
 Saurer AG (Registered)
 Smith (W.H.) Group PLC (Class A)
 Telecel-Comunicacoes Pessoais, S.A.
 Telecom Italia Mobile S.p.A.
 Telecom Italia S.p.A.
 Telegroup Inc.
 UNOVA, Inc.
 U S West Media Group
 United Healthcare Corporation
 Waste Management Inc.

[FN]
*Added and deleted in the same quarter.





Worldwide
Investments
As of 4/30/98


PORTFOLIO INFORMATION

Breakdown of Stocks &
Fixed-Income Securities by              Percent of
Country                                 Net Assets

United States*                             55.1%
Japan                                       6.6
Germany                                     5.3
United Kingdom                              5.2
Argentina                                   4.3
France                                      2.4
South Korea                                 1.8
Netherlands                                 1.6
Australia                                   1.6
Canada                                      1.4
Hong Kong                                   1.2
Brazil                                      1.1
Russia                                      0.9
Italy                                       0.9
Indonesia*                                  0.9
Sweden                                      0.6
New Zealand                                 0.6
Mexico                                      0.5
Singapore                                   0.5
Finland                                     0.5
Taiwan                                      0.5
India                                       0.4
Portugal                                    0.4
Malaysia                                    0.4
Norway                                      0.3
Thailand                                    0.3
China                                       0.3
Switzerland                                 0.3
Philippines                                 0.2
Chile                                       0.2
Spain                                       0.2
South Africa                                0.2
Austria                                     0.1
Ireland                                     0.1
Venezuela                                   0.1

[FN]
*Includes investments in short-term securities.


Ten Largest Holdings                   Percent of
(Equity Investments)                   Net Assets


Republic New York Corp.                     0.7%
Broken Hill Proprietary Co., Ltd.           0.6
Noble Drilling Corp.                        0.6
Houston Industries, Inc.                    0.5
Mellon Bank Corp.                           0.4
Internationale Nederlanden
  Groep N.V.                                0.4
First Commerce Corp.                        0.4
Golden State Bancorp Inc. (8.75%
  Convertible, Series E)                    0.4
KeyCorp                                     0.4
MontEdison S.p.A.                           0.4



Ten Largest Industries                  Percent of
(Equity Investments)                    Net Assets

Banking++                                   5.3%
Telecommunications                          3.1
Utilities--Electric & Gas                   2.7
Insurance                                   2.5
Multi-Industry                              1.7
Metals & Mining                             1.4
Real Estate Investment Trusts               1.3
Chemicals                                   1.3
Financial Services                          1.1
Energy & Petroleum                          1.1

[FN]
++Includes savings banks.